UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES


Investment Company Act file number: 811-7852

Exact name of registrant as specified in charter:  USAA MUTUAL FUNDS TRUST

Address of principal executive offices and zip code: 9800 FREDERICKSBURG ROAD
                                                     SAN ANTONIO, TX  78288

Name and address of agent for service:               CHRISTOPHER P. LAIA
                                                     USAA MUTUAL FUNDS TRUST
                                                     9800 FREDERICKSBURG ROAD
                                                     SAN ANTONIO, TX  78288

Registrant's telephone number, including area code:  (210) 498-0226

Date of fiscal year end:   MAY 31

Date of reporting period:  MAY 31, 2011

ITEM 1. REPORT TO STOCKHOLDERS.
USAA MUTUAL FUNDS TRUST - ANNUAL REPORT FOR PERIOD ENDING MAY 31, 2011






[LOGO OF USAA]
    USAA(R)

                                  [GRAPHIC OF USAA GROWTH AND TAX STRATEGY FUND]

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       ANNUAL REPORT
       USAA GROWTH AND TAX STRATEGY FUND
       MAY 31, 2011

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

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PRESIDENT'S MESSAGE

"ALTHOUGH STOCK VALUATIONS INCREASED
OVER THE COURSE OF THE REPORTING
PERIOD, I BELIEVE THAT AS OF THIS                  [PHOTO OF DANIEL S. McNAMARA]
WRITING SAVVY INVESTORS COULD STILL
FIND ATTRACTIVE OPPORTUNITIES"

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JUNE 2011

Market sentiment fluctuated during the fiscal year as investors responded to geopolitical turmoil, shifting monetary policy, higher energy and commodities prices, and concern about the strength and sustainability of the economic recovery.

At the beginning of the period, investors were expecting the Federal Reserve (the Fed) to reverse its monetary accommodations (the Fed's balance sheet had expanded as a result of its quantitative easing programs). Some believed that by doing so, the Fed would compound the nation's economic problems. Perhaps to ease these fears, Fed chairman Ben Bernanke strongly hinted in a speech in late August 2010 about a new round of quantitative easing (QE2). As investors speculated about the size and scope of QE2, the prices of U.S. Treasury securities -- which the Fed was widely expected to buy -- declined and higher risk assets, such as stocks, corporate bonds and high-yield securities, generally rallied. The rally continued through the November mid-term elections.

After the elections, the Fed announced the details of QE2: the purchase of up to $600 billion in long-term Treasuries. In response, and contrary to what one might expect, Treasury prices fell (and yields climbed) as investors continued reallocating their portfolios into higher-risk assets. The preference for higher-risk securities was also supported by better-than-expected corporate earnings. U.S. corporate profits grew by almost 8% in the fourth quarter 2010 and by more than 5% in the first quarter of 2011. Although stock valuations increased over the course of the reporting period, I believe that as of this writing savvy investors could still find attractive opportunities.

In April 2011, a major credit rating agency put U.S. government debt on its watch list. Counter-intuitively, Treasury prices rallied (and yields declined) while legislators debated the nation's fiscal challenges. Treasury prices continued to rise as the Fed started winding down the QE2 program (the program ended on June 30, 2011) and yields ended the reporting period lower than they began. What explains the Treasury market's atypical performance during the fiscal year? In my opinion, investors have used the Fed's exceptional clarity on its interest rate policy to make decisions about how much risk to take.

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

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Meanwhile, unemployment remained high. Although the employment picture improved somewhat, progress was painfully slow. The housing market also weakened. Without the stimulating effects of the first-time homebuyers credit and amid renewed foreclosure filings by mortgage lenders, home prices softened in many markets.

Overhanging the fiscal year was a never-ending stream of bad news from European peripheral nations. Indeed, the health of the entire global financial system has been stressed by the European Union's (EU) fiscal challenges. Despite loan packages from the EU and the International Monetary Fund, some European countries continue to struggle with large debt burdens, in both the public and private sectors, and growing unrest in response to austerity measures. At the same time, many emerging markets nations are trying to deal with sharply higher prices for all kinds of commodities, including food, and have sought to dampen inflationary pressures by tightening their monetary policies. Commodities prices increased significantly during the reporting period. Gold, for example, reached a new high (intraday on May 2, 2011) of $1,577.57 an ounce.

In Japan, the aftermath of the earthquake and tsunami, the dreadful toll on human life and infrastructure, and the emergencies at some nuclear power plants could potentially affect companies that do business in or with Japan. As of this writing, the impact on the financial markets has been minimal. Meanwhile, we continue to monitor a range of other issues, including the ongoing turmoil in the Middle East and its impact on oil prices. Although we expect prices to increase further, we do not expect them to remain elevated long term. In our opinion, high energy prices are connected to the unfolding events in the Middle East and the Fed's QE2 program. As such, they are an unexpected and unwelcome tax on American consumers, who will have less money to spend on other things.

From all of us at USAA, thank you for the opportunity to serve your investment needs. We will continue to monitor events around the world and stay abreast of issues that could potentially affect your investments with us.

Sincerely,

/S/ DANIEL S. MCNAMARA

Daniel S. McNamara
President
USAA Investment Management Company

INVESTING IN SECURITIES PRODUCTS INVOLVES RISK, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

As interest rates rise, existing bond prices fall.

All equity investments entail risk, including possible loss of principal, and individual stocks may be more volatile than other investments and provide less income.

Foreign investing is subject to additional risks, such as currency fluctuations, market illiquidity, and political instability. Emerging market countries are most volatile. Emerging market countries are less diverse and mature than other countries and tend to be politically less stable.

Past performance is no guarantee of future results.

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TABLE OF CONTENTS

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
FUND OBJECTIVE                                                                1

MANAGERS' COMMENTARY                                                          2

FUND RECOGNITION                                                              7

INVESTMENT OVERVIEW                                                           8

FINANCIAL INFORMATION

    Distributions to Shareholders                                            13

    Report of Independent Registered Public Accounting Firm                  14

    Portfolio of Investments                                                 15

    Notes to Portfolio of Investments                                        37

    Financial Statements                                                     40

    Notes to Financial Statements                                            43

EXPENSE EXAMPLE                                                              55

ADVISORY AGREEMENTS                                                          57

TRUSTEES' AND OFFICERS' INFORMATION                                          65

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY USAA INVESTMENT MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

(C)2011, USAA. All rights reserved.

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FUND OBJECTIVE

CONSERVATIVE BALANCE FOR THE INVESTOR BETWEEN INCOME, THE MAJORITY OF WHICH IS EXEMPT FROM FEDERAL INCOME TAX, AND THE POTENTIAL FOR LONG-TERM GROWTH OF CAPITAL TO PRESERVE PURCHASING POWER.

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TYPES OF INVESTMENTS

Invests at least a majority in tax-exempt bonds and money market instruments and the remainder in blue chip stocks.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's set rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. If you wish to make such an election, please call USAA Investment Management Company at
(800) 531-USAA (8722).

If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

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                                                             FUND OBJECTIVE |  1
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MANAGERS' COMMENTARY ON THE FUND

USAA Investment Management Company              Northern Trust Investments, Inc.
  JOHN C. BONNELL, CFA                            MICHAEL LIAO, CFA
                                                  CHRISTOPHER A. FRONK, CFA, CPA
  Tax-Exempt Bonds and Money
    Market Instruments                            Blue Chip Stocks

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o   HOW DID USAA GROWTH & TAX STRATEGY FUND PERFORM DURING THE REPORTING
    PERIOD?

    For the one-year period ended May 31, 2011, the Fund had a total return of 12.54%. This compares to returns of 25.95% for the S&P 500 Index
    (the Index), 3.18% for the Barclays Capital Municipal Bond Index, and 10.93% for the Composite Index.

    As of May 31, 2011, the Fund had a 12-month dividend yield of 2.63%, compared to 2.21% for the average fund in the Lipper Mixed-Asset Target Allocation Moderate Funds peer group.

o HOW DID THE FUND'S STRUCTURE AFFECT ITS PERFORMANCE RESULTS DURING THE REPORTING PERIOD?

    At period end, the Fund kept more than 50% of assets in municipal bonds and passed through the tax-free income from those bonds to shareholders. USAA Investment Management Company (IMCO) manages the Fund's fixed-income portfolio. The remainder of the Fund is invested in an equity portfolio managed by Northern Trust Investments, Inc. (NTI), which uses a tax-managed index strategy that seeks to track the return of the Index and at the same time

    Refer to page 10 for benchmark definitions.

    Past performance is no guarantee of future results.

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2  | USAA GROWTH AND TAX STRATEGY FUND
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    minimize capital gains distributions. In general, the Fund targets an allocation of between 50% to 70% in municipal bonds and money market instruments and 30% to 50% in stocks.

    As a result of this unique structure, the Fund has a lower weighting in equities than the other funds in the Lipper peer group. While this typically is positive during periods in which the stock market is weak, it tends to hold back our relative performance when stocks gain as much as they did during the one-year reporting period.

o   HOW DID THE MUNICIPAL BOND MARKET PERFORM DURING THE REPORTING PERIOD?

    When the reporting period began, strong retail and institutional demand for tax-exempt bonds continued to sustain a rally that started in 2009. Supply and demand factors generally drove the municipal bond market. Many state and local governments rushed to take advantage of a provision in the federal government's stimulus package to issue "Build America Bonds," taxable bonds for which they could receive a 35% subsidy on interest payments. This reduced traditional tax-exempt supply, particularly in the longer-term maturities. Yields, which always move in the opposite direction of prices, declined.

    In late October, municipal yields began to rise, causing prices to fall. The pullback in prices followed an increase in Treasury yields, which municipals tend to follow over time. Even after the Federal Reserve (the Fed) announced the second phase of quantitative easing (QE2), both municipal and Treasury yields continued to rise. Other factors negatively affecting the municipal market included the expiration of the Build America Bonds program, which many thought would be extended past the end of 2010, and the extension of current marginal income tax rates, which many had expected to increase in 2011. These developments came as a heavy inflow of new issuance hit the municipal market, further tilting the supply-and-demand equation in an unfavorable direction.

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                                           MANAGERS' COMMENTARY ON THE FUND |  3

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    The increase in municipal yields made tax-exempt securities more attractive relative to other fixed income investments, sparking a renewed rally in tax-exempt bonds. In early 2011, long-term municipal yields exceeded U.S. Treasury yields on an absolute basis (not adjusting for the tax exemption) and were in many cases equal to, or close to, yields on comparably rated corporate bonds. This attracted a considerable number of "crossover" buyers, who opportunistically bought tax-exempt bonds. At the same time, there was reduced municipal supply. As state and local governments deferred borrowing for maintenance and capital projects and focused on cost cutting, municipal bond issuance dropped significantly. During the first five months of 2011, municipal bond issuance was about half of what it was over the same period in 2010.

o HOW DID NEGATIVE MEDIA REPORTS ABOUT MUNICIPAL CREDIT QUALITY AFFECT THE MUNICIPAL MARKET? DO YOU SEE THIS AS A MAJOR ISSUE?

    Negative media reports about municipal credit quality contributed to the decline in prices. However, while states and municipalities experienced a drop in tax revenues during the recession, many have begun making the tough political decisions necessary to balance their budgets, such as raising revenue and cutting expenses. A large number have also benefited from the federal government's stimulus spending and the financial reserves they amassed during better economic times. Accordingly, we believe most will manage through these challenging times. State and local governments have a very long -- and strong -- history of debt repayment. We therefore expect most municipal issuers will continue to honor their debt service obligations as they have in the past.

    In short, our approach to the concerns about state and municipal finances is to do what we have always done, which is to use our team of credit analysts to conduct fundamental research on all of the securities we consider for purchase in the Fund -- a strategy that we believe is appropriate in any environment.

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4  | USAA GROWTH AND TAX STRATEGY FUND

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o   HOW DID THE MUNICIPAL BOND PORTION OF THE FUND PERFORM DURING THE REPORTING
    PERIOD?

    During the one-year period ended May 31, 2011, the municipal bond portion of the Fund outperformed the 2.00% return of the Lipper General Municipal Debt Funds average. We maintained the municipal portion's income orientation, focusing on bonds in the BBB and A rated categories. Although these holdings were among the hardest hit during the 2010 sell-off, the yield advantage they provided contributed positively overall. Toward the end of the period, as the municipal market retraced many of its losses, we grew more cautious in our outlook as we sought to maximize tax-free income without taking undue risk. Our income-oriented, research-driven approach continues to add value, as the municipal portion of the Fund has outperformed the Lipper average within the Mixed-Asset Target Allocation Moderate Funds category over the one-year and five-year periods.

o   PLEASE DISCUSS THE PERFORMANCE OF THE STOCK MARKET IN GENERAL.

    In the wake of the 2008 financial crisis, the Fed flooded the financial markets with liquidity in an effort to restore financial stability and set the stage for economic recovery. Since then, the U.S. economy has been slowly on the mend with evidence of improvement in labor markets and continued strength in the corporate sector. Against this backdrop, and amid significant volatility, the U.S. stock market, as represented by the S&P 500 Index, posted a gain of 25.95% during the reporting period.

    Economic and investor uncertainty increased in the wake of an unfortunate trio of exogenous shocks. Political turmoil in Middle East led to higher oil prices, which some observers feared might derail the economic recovery. The EU expanded the European Financial Stability Fund as it continued to manage the debt problems of some of its member nations. Japan was struck by the Tohoku earthquake and tsunami, followed by the crisis at the Fukushima Daiichi nuclear plant. At the end of the reporting period, the potential disruption to the global

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  5

================================================================================

    economy from Japan remained unknown. In April and May of 2011, concerns started to surface about the pace of the economic recovery. U.S. economic growth slowed and the unemployment rate ticked up slightly.

o   HOW DID THE EQUITY PORTION OF THE FUND PERFORM DURING THE REPORTING PERIOD?

    In the equity portion of the Fund, NTI strives to match the performance of the S&P 500 Index while at the same time seeking to limit capital gains. Generally, we do not invest the equity portfolio in all the stocks of the Index. Instead, we use stock selection as we seek to maintain investment characteristics similar to the Index without sacrificing performance. Our objective is to limit the sale of securities that have increased in value and to realize capital losses on securities that have decreased in value, thereby offsetting realized capital gains. This strategy allows the portfolio to obtain tax efficient exposure to the equity market.

    During the reporting period, the equity portion of the Fund performed in line with the Index and therefore appreciated in value. Consequently, the portfolio moved outside of its target allocation range. To rebalance, we sold stocks across a range of sectors and industries, focusing on those that would create the smallest capital gains. We also offset realized gains with losses we harvested during the bear market from October 2007 through March 2009. Thus, we were able to successfully minimize the negative tax impact of realized capital gains on the portfolio's performance during the reporting period. In addition, to minimize the portfolio's "active risk" (the risk that it will not perform in line with the Index because of our efforts to achieve tax efficiency), we purchased and sold stocks -- remaining mindful of the potential tax impact of these transactions -- so that the portfolio continued to have risk and return characteristics similar to the Index.

    From all of us at IMCO and NTI, thank you for the opportunity to serve your investment needs. We appreciate your continued confidence in us.

    As interest rates rise, existing bond prices fall.

    PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

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6  | USAA GROWTH AND TAX STRATEGY FUND

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FUND RECOGNITION*

USAA GROWTH AND TAX STRATEGY FUND

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                             LIPPER LEADER (OVERALL)

                                       [5]

                                     EXPENSE

The Fund is listed as a Lipper Leader for Expense among 131 mixed-asset funds within the Lipper Mixed-Asset Target Allocation Moderate Funds category for the overall period ended June 30. The Fund received a Lipper Leader rating for Expense among 131 and 117 mixed-asset funds for the three- and five-year periods, respectively. For the 10-year period, the Fund received a score of 4 among 71 funds. Lipper ratings for Expense reflect funds' expense minimization relative to peers with similar load structures as of June 30, 2011.

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*Performance figures reflect the most recent quarter-end date from date of distribution of this shareholder report.

Ratings are subject to change every month and are based on an equal-weighted average of percentile ranks for the Preservation and Expense metrics over three-, five-, and 10-year periods (if applicable). The highest 20% of funds in each peer group are named Lipper Leaders, the next 20% receive a score of 4, the middle 20% are scored 3, the next 20% are scored 2, and the lowest 20% are scored 1. Lipper ratings are not intended to predict future results, and Lipper does not guarantee the accuracy of this information. More information is available at WWW.LIPPERLEADERS.COM. Lipper Leader Copyright 2011, Reuters, All Rights Reserved.

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                                                           FUND RECOGNITION |  7

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INVESTMENT OVERVIEW

USAA GROWTH AND TAX STRATEGY FUND (Ticker Symbol: USBLX)

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                                              5/31/11                 5/31/10
--------------------------------------------------------------------------------
Net Assets                                 $154.5 Million         $144.3 Million
Net Asset Value Per Share                     $13.44                  $12.28

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 5/31/11
--------------------------------------------------------------------------------
   1 Year                                  5 Years                    10 Years
   12.54%                                   3.02%                       3.27%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   30-DAY SEC YIELD* AS OF 5/31/11                               EXPENSE RATIO**
--------------------------------------------------------------------------------
                 2.49%                                                0.88%

*Calculated as prescribed by the Securities and Exchange Commission.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

**THE EXPENSE RATIO REPRESENTS THE TOTAL ANNUAL OPERATING EXPENSES, BEFORE REDUCTIONS OF ANY EXPENSES PAID INDIRECTLY AND INCLUDING ANY ACQUIRED FUND FEES AND EXPENSES, AS REPORTED IN THE FUND'S PROSPECTUS DATED OCTOBER 1, 2010, AND IS CALCULATED AS A PERCENTAGE OF AVERAGE NET ASSETS. THIS EXPENSE RATIO MAY DIFFER FROM THE EXPENSE RATIO DISCLOSED IN THE FINANCIAL HIGHLIGHTS.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

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8  | USAA GROWTH AND TAX STRATEGY FUND

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                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

               BARCLAYS CAPITAL       LIPPER BALANCED                           USAA GROWTH AND
             MUNICIPAL BOND INDEX       FUNDS INDEX        COMPOSITE INDEX     TAX STRATEGY FUND       S&P 500 INDEX
05/31/01          $10,000.00             $10,000.00           $10,000.00           $10,000.00            $10,000.00
06/30/01           10,066.91               9,846.78             9,912.32             9,880.52              9,756.61
07/31/01           10,216.02               9,839.65             9,921.58             9,944.02              9,660.57
08/31/01           10,384.30               9,559.63             9,726.33             9,556.67              9,055.80
09/30/01           10,349.47               9,100.23             9,323.75             9,068.99              8,324.52
10/31/01           10,472.78               9,252.53             9,480.99             9,261.13              8,483.26
11/30/01           10,384.49               9,620.91             9,735.97             9,626.19              9,133.98
12/31/01           10,286.25               9,690.29             9,737.51             9,533.02              9,214.00
01/31/02           10,464.67               9,605.30             9,739.56             9,565.30              9,079.54
02/28/02           10,590.74               9,540.03             9,719.83             9,442.66              8,904.44
03/31/02           10,383.20               9,748.63             9,787.73             9,591.43              9,239.33
04/30/02           10,586.13               9,514.68             9,627.65             9,260.24              8,679.16
05/31/02           10,650.46               9,510.24             9,623.82             9,240.76              8,615.22
06/30/02           10,763.08               9,104.53             9,345.34             8,844.97              8,001.57
07/31/02           10,901.50               8,637.89             9,066.06             8,707.59              7,377.97
08/31/02           11,032.55               8,726.51             9,148.07             8,786.09              7,426.24
09/30/02           11,274.19               8,205.51             8,812.33             8,513.28              6,619.16
10/31/02           11,087.29               8,547.54             9,052.22             8,770.26              7,201.76
11/30/02           11,041.21               8,894.30             9,233.22             8,875.69              7,625.65
12/31/02           11,274.19               8,654.56             9,100.76             8,739.74              7,177.66
01/31/03           11,245.62               8,524.91             8,955.00             8,613.27              6,989.63
02/28/03           11,402.85               8,460.98             8,966.38             8,653.21              6,884.76
03/31/03           11,409.67               8,495.51             8,995.93             8,792.58              6,951.60
04/30/03           11,485.05               8,955.25             9,362.28             9,107.56              7,524.21
05/31/03           11,753.97               9,351.33             9,698.28             9,375.63              7,920.64
06/30/03           11,704.02               9,422.24             9,719.42             9,422.27              8,021.68
07/31/03           11,294.47               9,444.08             9,625.59             9,307.70              8,163.11
08/31/03           11,378.70               9,603.51             9,752.95             9,402.05              8,322.31
09/30/03           11,713.24               9,615.70             9,837.30             9,516.63              8,233.93
10/31/03           11,654.26               9,932.94            10,055.00             9,713.34              8,699.73
11/30/03           11,775.72              10,020.88            10,154.62             9,794.73              8,776.27
12/31/03           11,873.23              10,379.94            10,436.31            10,064.22              9,236.54
01/31/04           11,941.24              10,534.93            10,526.43            10,152.92              9,406.07
02/29/04           12,120.95              10,678.52            10,671.83            10,255.27              9,536.81
03/31/04           12,078.74              10,627.58            10,558.50            10,151.72              9,392.94
04/30/04           11,792.68              10,404.23            10,357.51             9,952.67              9,245.48
05/31/04           11,749.92              10,450.17            10,392.05            10,028.17              9,372.36
06/30/04           11,792.68              10,613.56            10,500.93            10,124.00              9,554.60
07/31/04           11,947.88              10,413.75            10,384.19             9,861.57              9,238.37
08/31/04           12,187.30              10,477.09            10,486.65             9,916.82              9,275.74
09/30/04           12,252.00              10,632.74            10,576.35            10,173.30              9,376.21
10/31/04           12,357.43              10,747.72            10,689.88            10,409.40              9,519.45
11/30/04           12,255.50              11,037.23            10,848.16            10,687.17              9,904.62
12/31/04           12,405.17              11,312.75            11,086.01            11,003.77             10,241.66
01/31/05           12,521.10              11,167.02            11,019.12            10,830.90              9,992.02
02/28/05           12,479.45              11,325.00            11,105.50            10,913.58             10,202.29
03/31/05           12,400.74              11,169.08            10,963.11            10,731.39             10,021.63
04/30/05           12,596.31              11,034.86            10,930.58            10,693.60              9,831.57
05/31/05           12,685.33              11,287.90            11,147.43            11,071.46             10,144.39
06/30/05           12,764.04              11,369.01            11,201.42            11,246.59             10,158.79
07/31/05           12,706.34              11,621.65            11,376.09            11,482.16             10,536.58
08/31/05           12,834.63              11,655.27            11,384.37            11,444.16             10,440.44
09/30/05           12,748.18              11,701.47            11,407.59            11,539.68             10,525.00
10/31/05           12,670.77              11,517.75            11,305.63            11,409.85             10,349.54
11/30/05           12,731.59              11,797.37            11,544.04            11,684.79             10,740.99
12/31/05           12,841.08              11,900.70            11,615.57            11,776.95             10,744.67
01/31/06           12,875.73              12,184.78            11,790.92            11,899.97             11,029.22
02/28/06           12,962.18              12,169.54            11,812.29            11,973.78             11,059.15
03/31/06           12,872.78              12,288.04            11,882.12            11,970.99             11,196.81
04/30/06           12,868.36              12,422.02            11,937.11            12,037.04             11,347.16
05/31/06           12,925.68              12,175.72            11,790.65            11,888.43             11,020.57
06/30/06           12,877.02              12,168.44            11,771.34            11,864.48             11,035.51
07/31/06           13,030.19              12,225.24            11,824.63            11,972.57             11,103.58
08/31/06           13,223.54              12,460.35            12,058.03            12,180.43             11,367.77
09/30/06           13,315.51              12,639.98            12,225.39            12,377.42             11,660.72
10/31/06           13,399.01              12,934.44            12,465.34            12,603.38             12,040.70
11/30/06           13,510.71              13,183.60            12,637.94            12,762.38             12,269.66
12/31/06           13,462.97              13,281.10            12,677.47            12,820.08             12,441.78
01/31/07           13,428.50              13,424.33            12,765.38            12,901.28             12,629.94
02/28/07           13,605.45              13,373.10            12,735.14            12,847.14             12,382.91
03/31/07           13,571.90              13,487.84            12,781.11            12,895.02             12,521.42
04/30/07           13,612.08              13,875.77            13,062.24            13,194.69             13,076.05
05/31/07           13,551.81              14,173.91            13,251.98            13,394.47             13,532.34
06/30/07           13,481.58              14,041.48            13,135.71            13,242.82             13,307.53
07/31/07           13,586.09              13,802.12            12,986.89            13,069.18             12,894.93
08/31/07           13,527.48              13,913.69            12,996.71            13,096.59             13,088.23
09/30/07           13,727.65              14,306.78            13,321.38            13,442.24             13,577.71
10/31/07           13,788.84              14,558.36            13,482.30            13,561.85             13,793.69
11/30/07           13,876.76              14,217.05            13,231.12            13,249.03             13,217.02
12/31/07           13,915.29              14,148.00            13,188.41            13,144.87             13,125.33
01/31/08           14,090.76              13,680.28            12,889.84            12,792.61             12,338.05
02/29/08           13,445.64              13,502.29            12,390.52            12,208.60             11,937.24
03/31/08           13,829.95              13,399.10            12,479.60            12,389.50             11,885.69
04/30/08           13,991.78              13,843.32            12,866.01            12,772.29             12,464.56
05/31/08           14,076.38              13,996.24            13,030.53            12,884.33             12,626.01
06/30/08           13,917.50              13,256.28            12,447.06            12,278.54             11,561.59
07/31/08           13,970.40              13,088.40            12,354.09            12,184.45             11,464.41
08/31/08           14,133.89              13,138.16            12,490.28            12,363.22             11,630.23
09/30/08           13,471.08              12,145.56            11,587.35            11,448.20             10,593.90
10/31/08           13,333.58              10,588.94            10,445.25            10,291.05              8,814.67
11/30/08           13,375.97              10,106.55             9,979.03             9,873.72              8,182.18
12/31/08           13,570.98              10,444.73            10,047.18             9,818.78              8,269.24
01/31/09           14,067.72               9,961.25             9,907.56             9,694.13              7,572.26
02/28/09           14,141.63               9,316.92             9,487.01             9,348.94              6,765.98
03/31/09           14,144.21               9,835.11             9,863.76             9,677.30              7,358.65
04/30/09           14,426.77              10,512.57            10,499.59            10,228.90              8,062.94
05/31/09           14,579.38              11,039.97            10,928.84            10,645.03              8,513.92
06/30/09           14,442.80              11,066.34            10,865.14            10,618.01              8,530.81
07/31/09           14,684.44              11,731.25            11,361.10            11,076.70              9,176.06
08/31/09           14,935.49              12,045.19            11,702.05            11,369.47              9,507.35
09/30/09           15,471.48              12,430.33            12,204.25            11,947.14              9,862.12
10/31/09           15,146.71              12,285.00            11,919.04            11,661.98              9,678.91
11/30/09           15,271.87              12,742.33            12,247.40            12,006.14             10,259.49
12/31/09           15,323.48              12,883.84            12,445.79            12,180.87             10,457.65
01/31/10           15,403.29              12,663.50            12,265.21            12,002.33             10,081.45
02/28/10           15,552.58              12,888.74            12,496.09            12,240.39             10,393.75
03/31/10           15,515.35              13,378.92            12,842.72            12,579.50             11,020.96
04/30/10           15,703.91              13,543.12            13,012.43            12,739.24             11,194.95
05/31/10           15,821.69              12,850.63            12,519.24            12,260.02             10,301.03
06/30/10           15,831.09              12,541.62            12,191.44            11,948.89              9,761.79
07/31/10           16,028.49              13,150.05            12,672.47            12,401.50             10,445.73
08/31/10           16,395.47              12,867.23            12,549.58            12,310.98              9,974.16
09/30/10           16,369.85              13,596.60            13,104.21            12,806.40             10,864.30
10/31/10           16,324.51              13,941.75            13,328.12            12,998.90             11,277.68
11/30/10           15,998.08              13,867.34            13,125.10            12,806.40             11,279.13
12/31/10           15,688.06              14,417.05            13,380.30            13,048.93             12,032.93
01/31/11           15,572.49              14,619.28            13,436.83            13,089.74             12,318.13
02/28/11           15,820.40              14,945.91            13,745.14            13,426.42             12,740.13
03/31/11           15,767.68              14,978.72            13,717.03            13,396.90             12,745.20
04/30/11           16,050.06              15,377.60            14,040.56            13,715.14             13,122.66
05/31/11           16,324.32              15,276.08            14,114.87            13,797.26             12,974.11

                                   [END CHART]

                          Data from 5/31/01 to 5/31/11.

                          See next page for benchmark definitions.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

================================================================================

                                                        INVESTMENT OVERVIEW |  9

================================================================================

The graph on page 9 illustrates the comparison of a $10,000 hypothetical investment in the USAA Growth and Tax Strategy Fund to the following benchmarks:

o The unmanaged Barclays Capital Municipal Bond Index is a benchmark of total return performance for the long-term, investment-grade, tax-exempt bond market.

o The unmanaged Lipper Balanced Funds Index tracks the total return performance of the 30 largest funds within the Lipper Balanced Funds category.

o The Composite Index is comprised of 51% of the Lipper General Municipal Debt Funds Index and 49% of the Lipper Large-Cap Core Funds Index. The unmanaged Lipper General Municipal Debt Funds Index tracks the total return performance of the 30 largest funds within this category. This category includes funds that invest at least 65% of their assets in municipal debt issues in the top four credit categories. The unmanaged Lipper Large-Cap Core Funds Index tracks the total return performance of the 30 largest funds within this category. This category includes funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) of greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P 1500 Index. Large-cap core funds have more latitude in the companies in which they invest. These funds have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales growth figure, compared to the S&P 500 Index.

o The unmanaged S&P 500 Index represents the weighted average performance of a group of 500 widely held, publicly traded stocks.

================================================================================

10  | USAA GROWTH AND TAX STRATEGY FUND

================================================================================

                                TOP 10 INDUSTRIES
                                  AS OF 5/31/11
                                (% of Net Assets)

Integrated Oil & Gas ...................................................   3.4%
Pharmaceuticals ........................................................   2.5%
Computer Hardware ......................................................   1.7%
Other Diversified Financial Services ...................................   1.5%
Systems Software .......................................................   1.4%
Aerospace & Defense ....................................................   1.3%
Integrated Telecommunication Services ..................................   1.2%
Soft Drinks ............................................................   1.1%
Industrial Conglomerates ...............................................   1.1%
Semiconductors .........................................................   1.1%

                             TOP 5 TAX-EXEMPT BONDS
                                  AS OF 5/31/11
                                (% of Net Assets)

Lewisville ............................................................    3.5%
Houston Utility Systems ...............................................    2.0%
El Paso ...............................................................    2.0%
MTA ...................................................................    1.9%
Hospital Finance Auth. ................................................    1.9%

                             TOP 5 BLUE CHIP STOCKS
                                  AS OF 5/31/11
                                (% of Net Assets)

Exxon Mobil Corp. ......................................................   1.6%
Apple, Inc. ............................................................   1.3%
Chevron Corp. ..........................................................   0.8%
International Business Machines Corp. ..................................   0.8%
General Electric Co. ...................................................   0.8%

You will find a complete list of securities that the Fund owns on pages 15-36.

================================================================================

                                                       INVESTMENT OVERVIEW |  11

================================================================================

                        o ASSET ALLOCATION -- 5/31/2011 o

                         [PIE CHART OF ASSET ALLOCATION]

TAX-EXEMPT BONDS                                                          52.4%
BLUE CHIP STOCKS                                                          46.6%
TAX-EXEMPT MONEY MARKET INSTRUMENTS                                        0.1%

                                   [END CHART]

      Percentages are of the net assets of the Fund and may not equal 100%.

================================================================================

12  | USAA GROWTH AND TAX STRATEGY FUND

================================================================================

DISTRIBUTIONS TO SHAREHOLDERS

--------------------------------------------------------------------------------

The following federal tax information related to the Fund's fiscal year ended May 31, 2011, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2012.

100.00% of ordinary income distributions qualify for the dividends-received deductions eligible to corporations.

For the fiscal year ended May 31, 2011, the Fund hereby designates the maximum amount allowable, of its net taxable income as qualified dividends taxed at individual net capital gain rates.

The Fund has designated 72.53% of dividends paid from net investment income as tax-exempt for federal income tax purposes.

================================================================================

                                             DISTRIBUTIONS TO SHAREHOLDERS |  13

================================================================================

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------

THE SHAREHOLDERS AND BOARD OF TRUSTEES OF USAA GROWTH AND TAX STRATEGY FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the USAA Growth and Tax Strategy Fund (one of the portfolios constituting USAA Mutual Funds Trust) (the "Fund") as of May 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the USAA Growth and Tax Strategy Fund at May 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /S/ ERNST & YOUNG LLP

San Antonio, Texas
July 22, 2011

================================================================================

14  | USAA GROWTH AND TAX STRATEGY FUND

================================================================================

PORTFOLIO OF INVESTMENTS

May 31, 2011

------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                       MARKET
AMOUNT                                                            COUPON                         VALUE
(000)       SECURITY                                               RATE         MATURITY         (000)
------------------------------------------------------------------------------------------------------
            TAX-EXEMPT SECURITIES (52.4%)

            TAX-EXEMPT BONDS (52.4%)
            ARIZONA (1.9%)
$   1,000   Pima County IDA                                        5.75%        9/01/2029    $   1,007
    2,250   Univ. Medical Center Corp.                             5.00         7/01/2035        1,929
                                                                                             ---------
                                                                                                 2,936
                                                                                             ---------
            CALIFORNIA (1.9%)
    2,000   Monterey Peninsula USD (INS)                           5.50         8/01/2034        2,068
    4,435   West Contra Costa USD (INS)                            5.05(a)      8/01/2034          877
                                                                                             ---------
                                                                                                 2,945
                                                                                             ---------
            COLORADO (1.6%)
    2,000   Regional Transportation District                       5.38         6/01/2031        2,069
      500   Univ. of Colorado Hospital Auth.                       5.00        11/15/2037          436
                                                                                             ---------
                                                                                                 2,505
                                                                                             ---------
            CONNECTICUT (1.5%)
    6,000   Mashantucket (Western) Pequot Tribe, acquired
              9/21/1999; cost $5,583(b),(c),(f)                    5.75         9/01/2027        2,302
                                                                                             ---------
            FLORIDA (5.3%)
    1,875   Escambia County Housing Finance Auth. (INS)            5.75         6/01/2031        1,955
    2,000   Lee County IDA                                         5.00        11/01/2025        2,075
    1,300   Miami-Dade County                                      5.00        10/01/2034        1,313
    3,000   Orlando (INS)                                          5.13        11/01/2027        2,922
                                                                                             ---------
                                                                                                 8,265
                                                                                             ---------
            GEORGIA (0.7%)
    1,000   Fayette County School District (INS)                   4.95         3/01/2025        1,047
                                                                                             ---------
            ILLINOIS (1.4%)
    2,000   Finance Auth.                                          6.00        10/01/2032        2,103
                                                                                             ---------
            INDIANA (3.9%)
      500   Ball State Univ. of Indiana                            5.00         7/01/2030          513
    1,250   Finance Auth.                                          5.38        11/01/2032        1,275
      550   Health and Educational Facility Financing Auth.        5.25         2/15/2036          493
    1,000   Health and Educational Facility Financing Auth.        5.00         2/15/2039          887
    3,000   Rockport (INS)                                         4.63         6/01/2025        2,811
                                                                                             ---------
                                                                                                 5,979
                                                                                             ---------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  15

================================================================================

------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                       MARKET
AMOUNT                                                            COUPON                         VALUE
(000)       SECURITY                                               RATE         MATURITY         (000)
------------------------------------------------------------------------------------------------------
            KENTUCKY (0.7%)
$   1,000   Economic Dev. Finance Auth. (INS)                      6.00%       12/01/2033    $   1,040
                                                                                             ---------
            LOUISIANA (1.3%)
      985   Local Government Environmental Facilities and
              Community Dev. Auth. (INS)                           6.55         9/01/2025          992
    1,000   Parish of St. John the Baptist                         5.13         6/01/2037          966
                                                                                             ---------
                                                                                                 1,958
                                                                                             ---------
            MAINE (0.1%)
      100   Health and Higher Educational Facilities Auth. (INS)   5.75         7/01/2030          101
                                                                                             ---------
            MICHIGAN (1.9%)
    3,000   Hospital Finance Auth. (INS)                           5.00        11/15/2026        2,968
                                                                                             ---------
            MISSOURI (0.9%)
    1,500   Health and Educational Facility Financing Auth.        5.38         2/01/2035        1,337
                                                                                             ---------
            NEW JERSEY (1.9%)
    2,000   EDA                                                    5.00         9/01/2033        1,998
    1,000   Middlesex County Improvement Auth.                     5.00         8/15/2023        1,012
                                                                                             ---------
                                                                                                 3,010
                                                                                             ---------
            NEW MEXICO (1.2%)
    1,000   Farmington                                             4.88         4/01/2033          870
    1,000   Farmington                                             5.90         6/01/2040          953
                                                                                             ---------
                                                                                                 1,823
                                                                                             ---------
            NEW YORK (7.1%)
    1,000   Dormitory Auth.                                        5.50         5/01/2037        1,004
    3,000   MTA                                                    5.00        11/15/2030        3,010
    1,000   New York City                                          5.25         8/15/2023        1,116
    1,500   New York City Housing Dev. Corp. (INS)                 5.00         7/01/2025        1,559
    2,000   New York City Trust for Cultural Resources             5.00        12/01/2039        2,002
    8,455   Oneida County IDA (INS)                                4.65(a)      7/01/2035        2,331
                                                                                             ---------
                                                                                                11,022
                                                                                             ---------
            NORTH CAROLINA (0.7%)
    1,000   Charlotte-Mecklenberg Hospital Auth. (PRE)             4.88         1/15/2032        1,140
                                                                                             ---------
            RHODE ISLAND (0.1%)
      205   Housing and Mortgage Finance Corp.                     6.85        10/01/2024          205
                                                                                             ---------
            SOUTH CAROLINA (1.4%)
    2,000   Piedmont Municipal Power Agency (INS)                  5.75         1/01/2034        2,099
                                                                                             ---------
            TENNESSEE (0.3%)
    2,000   Knox County Health, Educational and
              Housing Facilities Board                             5.01(a)      1/01/2035          458
                                                                                             ---------

================================================================================

16  | USAA GROWTH AND TAX STRATEGY FUND

================================================================================

------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                       MARKET
AMOUNT                                                            COUPON                         VALUE
(000)       SECURITY                                               RATE         MATURITY         (000)
------------------------------------------------------------------------------------------------------
            TEXAS (14.4%)
$   2,000   Duncanville ISD (NBGA)                                 4.63%        2/15/2029    $   2,045
    3,000   El Paso (INS)                                          4.75         8/15/2033        3,022
    2,000   Hidalgo County Health Services Corp.                   5.00         8/15/2026        1,853
    3,000   Houston Utility Systems (INS)                          5.13         5/15/2028        3,133
    5,675   Lewisville (INS)                                       5.80         9/01/2025        5,462
    1,500   Manor ISD (NBGA)                                       5.00         8/01/2037        1,542
    2,000   Pflugerville (INS)                                     5.00         8/01/2028        2,037
    1,500   Public Finance Auth. (INS)                             5.00         2/15/2036        1,274
    1,000   San Leanna Education Facilities Corp.                  4.75         6/01/2032          867
    1,000   Transportation Commission                              4.50         4/01/2033        1,004
                                                                                             ---------
                                                                                                22,239
                                                                                             ---------
            WASHINGTON (1.3%)
    1,500   Economic Dev. Finance Auth. (INS)                      5.00         6/01/2038        1,499
    1,000   Vancouver Downtown Redevelopment Auth. (INS)           5.00         1/01/2023          548
                                                                                             ---------
                                                                                                 2,047
                                                                                             ---------
            WEST VIRGINIA (0.9%)
    1,500   Pleasants County                                       5.25        10/15/2037        1,397
                                                                                             ---------
            Total Tax-Exempt Bonds (cost: $86,320)                                              80,926
                                                                                             ---------
            Total Tax-exempt Securities (cost: $86,320)                                         80,926
                                                                                             ---------
------------------------------------------------------------------------------------------------------
NUMBER
OF SHARES
------------------------------------------------------------------------------------------------------
            TAX-EXEMPT SECURITIES (0.1%)

            TAX-EXEMPT MONEY MARKET INSTRUMENTS (0.1%)

            MONEY MARKET FUNDS (0.1%)
  156,273   SSgA Tax Free Money Market Fund, 0.00%(d) (cost: $156)                                 156
                                                                                             ---------

            BLUE CHIP STOCKS (46.6%)

            CONSUMER DISCRETIONARY (5.1%)
            -----------------------------
            ADVERTISING (0.1%)
    2,760   Interpublic Group of Companies, Inc.                                                    33
    1,760   Omnicom Group, Inc.                                                                     82
                                                                                             ---------
                                                                                                   115
                                                                                             ---------
            APPAREL RETAIL (0.2%)
      700   Abercrombie & Fitch Co. "A"                                                             53
    2,580   Gap, Inc.                                                                               50

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  17

================================================================================

--------------------------------------------------------------------------------
                                                                          MARKET
NUMBER                                                                     VALUE
OF SHARES   SECURITY                                                       (000)
--------------------------------------------------------------------------------
    1,450   Limited Brands, Inc.                                       $      58
    3,010   TJX Companies, Inc.                                              160
                                                                       ---------
                                                                             321
                                                                       ---------
            APPAREL, ACCESSORIES & LUXURY GOODS (0.2%)
    2,260   Coach, Inc.                                                      144
      420   Polo Ralph Lauren Corp.                                           53
      650   VF Corp.                                                          65
                                                                       ---------
                                                                             262
                                                                       ---------
            AUTO PARTS & EQUIPMENT (0.1%)
    4,000   Johnson Controls, Inc.                                           158
                                                                       ---------
            AUTOMOBILE MANUFACTURERS (0.2%)
   22,821   Ford Motor Co.*                                                  341
                                                                       ---------
            AUTOMOTIVE RETAIL (0.1%)
      610   AutoNation, Inc.*                                                 21
      230   AutoZone, Inc.*                                                   68
    1,540   CarMax, Inc.*                                                     46
                                                                       ---------
                                                                             135
                                                                       ---------
            BROADCASTING (0.1%)
    5,340   CBS Corp. "B"                                                    149
      460   Discovery Communications, Inc. "A"*                               20
                                                                       ---------
                                                                             169
                                                                       ---------
            CABLE & SATELLITE (0.5%)
      160   Cablevision Systems Corp. "A"                                      6
   16,322   Comcast Corp. "A"                                                412
    3,180   DIRECTV "A"*                                                     160
      630   Scripps Networks Interactive "A"                                  32
    1,899   Time Warner Cable, Inc.                                          146
                                                                       ---------
                                                                             756
                                                                       ---------
            CASINOS & GAMING (0.1%)
    1,740   International Game Technology                                     30
      250   Wynn Resorts Ltd.                                                 37
                                                                       ---------
                                                                              67
                                                                       ---------
            COMPUTER & ELECTRONICS RETAIL (0.1%)
    1,930   Best Buy Co., Inc.                                                62
      970   RadioShack Corp.                                                  15
                                                                       ---------
                                                                              77
                                                                       ---------
            CONSUMER ELECTRONICS (0.0%)
       510  Harman International Industries, Inc.                             24
                                                                       ---------

================================================================================

18  | USAA GROWTH AND TAX STRATEGY FUND

================================================================================

--------------------------------------------------------------------------------
                                                                          MARKET
NUMBER                                                                     VALUE
OF SHARES   SECURITY                                                       (000)
--------------------------------------------------------------------------------
            DEPARTMENT STORES (0.2%)
    1,150   J.C. Penney Co., Inc.                                      $      41
      550   Kohl's Corp.                                                      29
    2,970   Macy's, Inc.                                                      86
    1,300   Nordstrom, Inc.                                                   61
      370   Sears Holdings Corp.*                                             26
                                                                       ---------
                                                                             243
                                                                       ---------
            DISTRIBUTORS (0.0%)
    1,110   Genuine Parts Co.                                                 61
                                                                       ---------
            EDUCATION SERVICES (0.0%)
      600   Apollo Group, Inc. "A"*                                           25
      230   DeVry, Inc.                                                       12
                                                                       ---------
                                                                              37
                                                                       ---------
            FOOTWEAR (0.1%)
    2,250   NIKE, Inc. "B"                                                   190
                                                                       ---------
            GENERAL MERCHANDISE STORES (0.2%)
      600   Big Lots, Inc.*                                                   20
    1,060   Family Dollar Stores, Inc.                                        59
    4,160   Target Corp.                                                     206
                                                                       ---------
                                                                             285
                                                                       ---------
            HOME FURNISHINGS (0.0%)
      870   Leggett & Platt, Inc.                                             22
                                                                       ---------
            HOME IMPROVEMENT RETAIL (0.3%)
    9,610   Home Depot, Inc.                                                 349
    6,810   Lowe's Companies, Inc.                                           164
                                                                       ---------
                                                                             513
                                                                       ---------
            HOMEBUILDING (0.0%)
    2,180   D.R. Horton, Inc.                                                 27
      590   Lennar Corp. "A"                                                  11
    2,550   Pulte Group, Inc.*                                                21
                                                                       ---------
                                                                              59
                                                                       ---------
            HOMEFURNISHING RETAIL (0.1%)
    2,050   Bed Bath & Beyond, Inc.*                                         111
                                                                       ---------
            HOTELS, RESORTS, & CRUISE LINES (0.2%)
    2,540   Carnival Corp.                                                    99
    1,776   Marriott International, Inc. "A"                                  67
    1,480   Starwood Hotels & Resorts Worldwide, Inc.                         90
    1,270   Wyndham Worldwide Corp.                                           44
                                                                       ---------
                                                                             300
                                                                       ---------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  19

================================================================================

--------------------------------------------------------------------------------
                                                                          MARKET
NUMBER                                                                     VALUE
OF SHARES   SECURITY                                                       (000)
--------------------------------------------------------------------------------
            HOUSEHOLD APPLIANCES (0.1%)
    1,253   Stanley Black & Decker, Inc.                               $      92
      570   Whirlpool Corp.                                                   48
                                                                       ---------
                                                                             140
                                                                       ---------
            HOUSEWARES & SPECIALTIES (0.1%)
    1,070   Fortune Brands, Inc.                                              69
    2,180   Newell Rubbermaid, Inc.                                           39
                                                                       ---------
                                                                             108
                                                                       ---------
            INTERNET RETAIL (0.4%)
    2,370   Amazon.com, Inc.*                                                466
    1,630   Expedia, Inc.                                                     46
      240   Priceline.com, Inc.*                                             123
                                                                       ---------
                                                                             635
                                                                       ---------
            LEISURE PRODUCTS (0.1%)
    1,030   Hasbro, Inc.                                                      47
    1,650   Mattel, Inc.                                                      44
                                                                       ---------
                                                                              91
                                                                       ---------
            MOTORCYCLE MANUFACTURERS (0.0%)
    1,720   Harley-Davidson, Inc.                                             64
                                                                       ---------
            MOVIES & ENTERTAINMENT (0.8%)
   15,930   News Corp. "A"                                                   292
    6,423   Time Warner, Inc.                                                234
    4,590   Viacom, Inc. "B"                                                 231
   12,765   Walt Disney Co.                                                  532
                                                                       ---------
                                                                           1,289
                                                                       ---------
            PUBLISHING (0.1%)
    1,870   Gannett Co., Inc.                                                 27
    2,160   McGraw-Hill Companies, Inc.                                       92
       50   Washington Post Co. "B"                                           20
                                                                       ---------
                                                                             139
                                                                       ---------
            RESTAURANTS (0.6%)
    7,110   McDonald's Corp.                                                 579
    5,840   Starbucks Corp.                                                  215
    2,600   Yum! Brands, Inc.                                                144
                                                                       ---------
                                                                             938
                                                                       ---------
            SPECIALIZED CONSUMER SERVICES (0.0%)
    1,850   H&R Block, Inc.                                                   30
                                                                       ---------

================================================================================

20  | USAA GROWTH AND TAX STRATEGY FUND

================================================================================

--------------------------------------------------------------------------------
                                                                          MARKET
NUMBER                                                                     VALUE
OF SHARES   SECURITY                                                       (000)
--------------------------------------------------------------------------------
            SPECIALTY STORES (0.1%)
    4,310   Staples, Inc.                                              $      73
      720   Tiffany & Co.                                                     54
                                                                       ---------
                                                                             127
                                                                       ---------
            TIRES & RUBBER (0.0%)
      430   Goodyear Tire & Rubber Co.*                                        8
                                                                       ---------
            Total Consumer Discretionary                                   7,815
                                                                       ---------
            CONSUMER STAPLES (5.0%)
            -----------------------
            AGRICULTURAL PRODUCTS (0.1%)
    3,750   Archer-Daniels-Midland Co.                                       121
                                                                       ---------
            BREWERS (0.0%)
      920   Molson Coors Brewing Co. "B"                                      43
                                                                       ---------
            DISTILLERS & VINTNERS (0.0%)
      320   Brown-Forman Corp. "B"                                            23
    1,440   Constellation Brands, Inc. "A"*                                   32
                                                                       ---------
                                                                              55
                                                                       ---------
            DRUG RETAIL (0.4%)
    7,732   CVS Caremark Corp.                                               299
    5,420   Walgreen Co.                                                     237
                                                                       ---------
                                                                             536
                                                                       ---------
            FOOD DISTRIBUTORS (0.1%)
    3,290   Sysco Corp.                                                      106
                                                                       ---------
            FOOD RETAIL (0.1%)
    2,210   Kroger Co.                                                        55
    2,510   Safeway, Inc.                                                     62
    1,600   SUPERVALU, Inc.                                                   16
    1,070   Whole Foods Market, Inc.                                          66
                                                                       ---------
                                                                             199
                                                                       ---------
            HOUSEHOLD PRODUCTS (1.0%)
      690   Clorox Co.                                                        49
    3,610   Colgate-Palmolive Co.                                            316
    1,970   Kimberly-Clark Corp.                                             134
   16,183   Procter & Gamble Co.                                           1,084
                                                                       ---------
                                                                           1,583
                                                                       ---------
            HYPERMARKETS & SUPER CENTERS (0.5%)
    2,190   Costco Wholesale Corp.                                           181
   11,470   Wal-Mart Stores, Inc.                                            633
                                                                       ---------
                                                                             814
                                                                       ---------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  21

================================================================================

--------------------------------------------------------------------------------
                                                                          MARKET
NUMBER                                                                     VALUE
OF SHARES   SECURITY                                                       (000)
--------------------------------------------------------------------------------
            PACKAGED FOODS & MEAT (0.7%)
    3,500   ConAgra Foods, Inc.                                        $      89
    1,390   Dean Foods Co.*                                                   19
    4,600   General Mills, Inc.                                              183
    1,545   H.J. Heinz Co.                                                    85
    1,160   Hershey Co.                                                       65
      828   J.M. Smucker Co.                                                  65
    1,680   Kellogg Co.                                                       96
    7,770   Kraft Foods, Inc. "A"                                            272
    1,040   McCormick & Co., Inc.                                             52
    1,371   Mead Johnson Nutrition Co.                                        93
    5,070   Sara Lee Corp.                                                    99
    1,730   Tyson Foods, Inc. "A"                                             33
                                                                       ---------
                                                                           1,151
                                                                       ---------
            PERSONAL PRODUCTS (0.1%)
    2,530   Avon Products, Inc.                                               75
      770   Estee Lauder Companies, Inc. "A"                                  79
                                                                       ---------
                                                                             154
                                                                       ---------
            SOFT DRINKS (1.1%)
    2,560   Coca Cola Enterprises, Inc.                                       74
   13,490   Coca-Cola Co.                                                    901
    1,930   Dr. Pepper Snapple Group, Inc.                                    80
    9,323   PepsiCo, Inc.                                                    663
                                                                       ---------
                                                                           1,718
                                                                       ---------
            TOBACCO (0.9%)
   12,240   Altria Group, Inc.                                               343
      875   Lorillard, Inc.                                                  101
   11,190   Philip Morris International, Inc.                                803
    1,960   Reynolds American, Inc.                                           78
                                                                       ---------
                                                                           1,325
                                                                       ---------
            Total Consumer Staples                                         7,805
                                                                       ---------
            ENERGY (5.9%)
            -------------
            COAL & CONSUMABLE FUELS (0.1%)
    1,370   CONSOL Energy, Inc.                                               70
      690   Massey Energy Co.                                                 46
    1,190   Peabody Energy Corp.                                              73
                                                                       ---------
                                                                             189
                                                                       ---------
            INTEGRATED OIL & GAS (3.4%)
   12,260   Chevron Corp.                                                  1,286
    8,870   ConocoPhillips                                                   649

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22  | USAA GROWTH AND TAX STRATEGY FUND

================================================================================

--------------------------------------------------------------------------------
                                                                          MARKET
NUMBER                                                                     VALUE
OF SHARES   SECURITY                                                       (000)
--------------------------------------------------------------------------------
   28,773   Exxon Mobil Corp.                                          $   2,402
    1,380   Hess Corp.                                                       109
    3,790   Marathon Oil Corp.                                               205
      680   Murphy Oil Corp.                                                  47
    5,600   Occidental Petroleum Corp.                                       604
                                                                       ---------
                                                                           5,302
                                                                       ---------
            OIL & GAS DRILLING (0.1%)
      490   Diamond Offshore Drilling, Inc.                                   36
      670   Helmerich & Payne, Inc.                                           42
    2,180   Nabors Industries Ltd.*                                           61
      320   Noble Corp.                                                       14
      890   Rowan Companies, Inc.*                                            35
                                                                       ---------
                                                                             188
                                                                       ---------
            OIL & GAS EQUIPMENT & SERVICES (0.9%)
    2,887   Baker Hughes, Inc.                                               213
    1,400   Cameron International Corp.*                                      67
    5,260   Halliburton Co.                                                  264
    2,540   National-Oilwell Varco, Inc.                                     184
    7,992   Schlumberger Ltd.                                                685
                                                                       ---------
                                                                           1,413
                                                                       ---------
            OIL & GAS EXPLORATION & PRODUCTION (1.0%)
    2,970   Anadarko Petroleum Corp.                                         236
    2,030   Apache Corp.                                                     253
      740   Cabot Oil & Gas Corp.                                             44
    3,870   Chesapeake Energy Corp.                                          121
    2,700   Denbury Resources, Inc.*                                          59
    2,850   Devon Energy Corp.                                               240
    1,390   EOG Resources, Inc.                                              152
    1,180   EQT Corp.                                                         64
      970   Noble Energy, Inc.                                                90
      900   Pioneer Natural Resources Co.                                     83
      630   QEP Resources, Inc.                                               27
      970   Range Resources Corp.                                             54
    1,180   Southwestern Energy Co.*                                          52
                                                                       ---------
                                                                           1,475
                                                                       ---------
            OIL & GAS REFINING & MARKETING (0.1%)
      940   Sunoco, Inc.                                                      38
      100   Tesoro Corp.*                                                      2
    3,340   Valero Energy Corp.                                               92
                                                                       ---------
                                                                             132
                                                                       ---------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  23

================================================================================

--------------------------------------------------------------------------------
                                                                          MARKET
NUMBER                                                                     VALUE
OF SHARES   SECURITY                                                       (000)
--------------------------------------------------------------------------------
            OIL & GAS STORAGE & TRANSPORTATION (0.3%)
    4,500   El Paso Corp.                                              $      95
    4,910   Spectra Energy Corp.                                             136
    4,220   Williams Companies, Inc.                                         132
                                                                       ---------
                                                                             363
                                                                       ---------
            Total Energy                                                   9,062
                                                                       ---------
            FINANCIALS (7.0%)
            -----------------
            ASSET MANAGEMENT & CUSTODY BANKS (0.7%)
    2,015   Ameriprise Financial, Inc.                                       123
    7,305   Bank of New York Mellon Corp.                                    205
      563   BlackRock, Inc. "A"                                              116
      700   Federated Investors, Inc. "B"                                     18
      980   Franklin Resources, Inc.                                         127
    3,300   Invesco Ltd.                                                      81
    1,180   Janus Capital Group, Inc.                                         12
    1,190   Legg Mason, Inc.                                                  40
    1,480   Northern Trust Corp.(e)                                           72
    2,810   State Street Corp.                                               129
    2,030   T. Rowe Price Group, Inc.                                        129
                                                                       ---------
                                                                           1,052
                                                                       ---------
            CONSUMER FINANCE (0.4%)
    7,060   American Express Co.                                             364
    3,080   Capital One Financial Corp.                                      167
    3,520   Discover Financial Services                                       84
    3,810   SLM Corp.                                                         65
                                                                       ---------
                                                                             680
                                                                       ---------
            DIVERSIFIED BANKS (0.8%)
    1,300   Comerica, Inc.                                                    47
   11,290   U.S. Bancorp                                                     289
   30,830   Wells Fargo & Co.                                                875
                                                                       ---------
                                                                           1,211
                                                                       ---------
            INSURANCE BROKERS (0.1%)
    1,550   Aon Corp.                                                         81
    1,950   Marsh & McLennan Companies, Inc.                                  60
                                                                       ---------
                                                                             141
                                                                       ---------
            INVESTMENT BANKING & BROKERAGE (0.5%)
    5,810   Charles Schwab Corp.                                             105
    1,465   E Trade Financial Corp.*                                          23
    3,060   Goldman Sachs Group, Inc.                                        430
    8,240   Morgan Stanley                                                   199
                                                                       ---------
                                                                             757
                                                                       ---------

================================================================================

24  | USAA GROWTH AND TAX STRATEGY FUND

================================================================================

--------------------------------------------------------------------------------
                                                                          MARKET
NUMBER                                                                     VALUE
OF SHARES   SECURITY                                                       (000)
--------------------------------------------------------------------------------
            LIFE & HEALTH INSURANCE (0.5%)
    3,280   AFLAC, Inc.                                                $     157
    2,199   Lincoln National Corp.                                            64
    6,080   MetLife, Inc.                                                    268
    1,300   Principal Financial Group, Inc.                                   41
    2,745   Prudential Financial, Inc.                                       175
      495   Torchmark Corp.                                                   33
                                                                       ---------
                                                                             738
                                                                       ---------
            MULTI-LINE INSURANCE (0.2%)
       20   American International Group, Inc.*                                1
      700   Assurant, Inc.                                                    26
    3,680   Genworth Financial, Inc. "A"*                                     41
    2,730   Hartford Financial Services Group, Inc.                           73
    2,466   Loews Corp.                                                      103
                                                                       ---------
                                                                             244
                                                                       ---------
            MULTI-SECTOR HOLDINGS (0.0%)
      900   Leucadia National Corp.                                           32
                                                                       ---------
            OTHER DIVERSIFIED FINANCIAL SERVICES (1.5%)
   59,493   Bank of America Corp.                                            699
   16,071   Citigroup, Inc.                                                  661
   23,419   JPMorgan Chase & Co.                                           1,013
                                                                       ---------
                                                                           2,373
                                                                       ---------
            PROPERTY & CASUALTY INSURANCE (0.9%)
    1,670   ACE Ltd.                                                         115
    3,400   Allstate Corp.                                                   107
    8,348   Berkshire Hathaway, Inc. "B"*                                    660
    2,570   Chubb Corp.                                                      169
    1,280   Cincinnati Financial Corp.                                        39
    3,740   Progressive Corp.                                                 81
    3,440   Travelers Companies, Inc.                                        213
    2,680   XL Group plc                                                      63
                                                                       ---------
                                                                           1,447
                                                                       ---------
            REAL ESTATE SERVICES (0.0%)
    1,830   CB Richard Ellis Group, Inc. "A"*                                 48
                                                                       ---------
            REGIONAL BANKS (0.5%)
    3,620   BB&T Corp.                                                       100
    5,810   Fifth Third Bancorp                                               76
    1,786   First Horizon National Corp.                                      19
    3,160   Huntington Bancshares, Inc.                                       21
    5,600   KeyCorp                                                           47
      660   M&T Bank Corp.                                                    58

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  25

================================================================================

--------------------------------------------------------------------------------
                                                                          MARKET
NUMBER                                                                     VALUE
OF SHARES   SECURITY                                                       (000)
--------------------------------------------------------------------------------
    2,090   Marshall & Ilsley Corp.                                    $      17
    2,485   PNC Financial Services Group, Inc.                               155
    9,440   Regions Financial Corp.                                           66
    3,920   SunTrust Banks, Inc.                                             110
    1,130   Zions Bancorp.                                                    27
                                                                       ---------
                                                                             696
                                                                       ---------
            REITs - DIVERSIFIED (0.1%)
    1,238   Vornado Realty Trust                                             122
                                                                       ---------
            REITs - INDUSTRIAL (0.0%)
    3,785   ProLogis                                                          63
                                                                       ---------
            REITs - OFFICE (0.1%)
    1,050   Boston Properties, Inc.                                          114
                                                                       ---------
            REITs - RESIDENTIAL (0.1%)
      510   AvalonBay Communities, Inc.                                       68
    2,215   Equity Residential Properties Trust                              137
                                                                       ---------
                                                                             205
                                                                       ---------
            REITs - RETAIL (0.2%)
    2,670   Kimco Realty Corp.                                                52
    2,004   Simon Property Group, Inc.                                       237
                                                                       ---------
                                                                             289
                                                                       ---------
            REITs - SPECIALIZED (0.2%)
    1,880   HCP, Inc.                                                         71
      940   Health Care REIT, Inc.                                            50
    3,902   Host Hotels & Resorts, Inc.                                       69
      800   Plum Creek Timber Co., Inc.                                       32
      225   Public Storage                                                    27
    1,230   Ventas, Inc.                                                      69
                                                                       ---------
                                                                             318
                                                                       ---------
            SPECIALIZED FINANCE (0.2%)
      400   CME Group, Inc.                                                  114
      440   IntercontinentalExchange, Inc.*                                   53
    1,370   Moody's Corp.                                                     55
    1,120   NASDAQ OMX Group, Inc.*                                           29
    1,520   NYSE Euronext                                                     55
                                                                       ---------
                                                                             306
                                                                       ---------
            THRIFTS & MORTGAGE FINANCE (0.0%)
    2,730   Hudson City Bancorp, Inc.                                         25
    1,400   People's United Financial, Inc.                                   19
                                                                       ---------
                                                                              44
                                                                       ---------
            Total Financials                                              10,880
                                                                       ---------

================================================================================

26  | USAA GROWTH AND TAX STRATEGY FUND

================================================================================

--------------------------------------------------------------------------------
                                                                          MARKET
NUMBER                                                                     VALUE
OF SHARES   SECURITY                                                       (000)
--------------------------------------------------------------------------------
            HEALTH CARE (5.4%)
            ------------------
            BIOTECHNOLOGY (0.6%)
    5,890   Amgen, Inc.*                                               $     357
      890   Biogen Idec, Inc.*                                                84
    2,740   Celgene Corp.*                                                   167
      310   Cephalon, Inc.*                                                   25
    4,680   Gilead Sciences, Inc.*                                           195
                                                                       ---------
                                                                             828
                                                                       ---------
            HEALTH CARE DISTRIBUTORS (0.2%)
    2,160   AmerisourceBergen Corp.                                           89
    2,620   Cardinal Health, Inc.                                            119
    1,490   McKesson Corp.                                                   127
      720   Patterson Companies, Inc.                                         25
                                                                       ---------
                                                                             360
                                                                       ---------
            HEALTH CARE EQUIPMENT (0.9%)
    3,470   Baxter International, Inc.                                       207
    1,650   Becton, Dickinson and Co.                                        145
    8,960   Boston Scientific Corp.*                                          64
      600   C.R. Bard, Inc.                                                   67
    1,315   CareFusion Corp.*                                                 38
    2,900   Covidien plc                                                     160
    1,160   Hospira, Inc.*                                                    64
      230   Intuitive Surgical, Inc.*                                         80
    5,610   Medtronic, Inc.                                                  228
    1,910   St. Jude Medical, Inc.                                            97
    1,770   Stryker Corp.                                                    110
      830   Varian Medical Systems, Inc.*                                     56
    1,460   Zimmer Holdings, Inc.*                                            99
                                                                       ---------
                                                                           1,415
                                                                       ---------
            HEALTH CARE FACILITIES (0.0%)
    3,270   Tenet Healthcare Corp.*                                           21
                                                                       ---------
            HEALTH CARE SERVICES (0.3%)
      570   DaVita, Inc.*                                                     48
    3,540   Express Scripts, Inc.*                                           211
      615   Laboratory Corp. of America Holdings*                             62
    2,370   Medco Health Solutions, Inc.*                                    142
      600   Quest Diagnostics, Inc.                                           35
                                                                       ---------
                                                                             498
                                                                       ---------
            HEALTH CARE SUPPLIES (0.0%)
    1,150   DENTSPLY International, Inc.                                      45
                                                                       ---------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  27

================================================================================

--------------------------------------------------------------------------------
                                                                          MARKET
NUMBER                                                                     VALUE
OF SHARES   SECURITY                                                       (000)
--------------------------------------------------------------------------------
            HEALTH CARE TECHNOLOGY (0.1%)
      430   Cerner Corp.*                                              $      51
                                                                       ---------
            LIFE SCIENCES TOOLS & SERVICES (0.2%)
    1,439   Life Technologies Corp.*                                          75
      560   PerkinElmer, Inc.                                                 16
    3,000   Thermo Fisher Scientific, Inc.*                                  196
      690   Waters Corp.*                                                     68
                                                                       ---------
                                                                             355
                                                                       ---------
            MANAGED HEALTH CARE (0.6%)
    2,270   Aetna, Inc.                                                       99
    2,180   CIGNA Corp.                                                      109
    1,170   Coventry Health Care, Inc.*                                       41
    1,210   Humana, Inc.*                                                     98
    6,420   UnitedHealth Group, Inc.                                         314
    2,200   WellPoint, Inc.                                                  172
                                                                       ---------
                                                                             833
                                                                       ---------
            PHARMACEUTICALS (2.5%)
    9,100   Abbott Laboratories                                              476
    2,250   Allergan, Inc.                                                   186
    6,316   Bristol-Myers Squibb Co.                                         182
    5,910   Eli Lilly and Co.                                                227
    1,480   Forest Laboratories, Inc.*                                        53
   14,540   Johnson & Johnson                                                978
   18,053   Merck & Co., Inc.                                                664
    2,210   Mylan, Inc.*                                                      52
   46,994   Pfizer, Inc.                                                   1,008
      840   Watson Pharmaceuticals, Inc.*                                     54
                                                                       ---------
                                                                           3,880
                                                                       ---------
            Total Health Care                                              8,286
                                                                       ---------
            INDUSTRIALS (5.1%)
            ------------------
            AEROSPACE & DEFENSE (1.3%)
    4,890   Boeing Co.                                                       382
    2,560   General Dynamics Corp.                                           190
      900   Goodrich Corp.                                                    78
    2,680   Honeywell International, Inc.                                    160
      128   Huntington Ingalls Industries, Inc.*                               5
    1,240   ITT Corp.                                                         71
    1,990   Lockheed Martin Corp.                                            155
      770   Northrop Grumman Corp.                                            50
    1,010   Precision Castparts Corp.                                        159
    2,205   Raytheon Co.                                                     111

================================================================================

28  | USAA GROWTH AND TAX STRATEGY FUND

================================================================================

--------------------------------------------------------------------------------
                                                                          MARKET
NUMBER                                                                     VALUE
OF SHARES   SECURITY                                                       (000)
--------------------------------------------------------------------------------
    1,230   Rockwell Collins, Inc.                                     $      75
    6,190   United Technologies Corp.                                        543
                                                                       ---------
                                                                           1,979
                                                                       ---------
            AIR FREIGHT & LOGISTICS (0.5%)
      450   C.H. Robinson Worldwide, Inc.                                     36
    1,160   Expeditors International of Washington, Inc.                      61
    2,460   FedEx Corp.                                                      231
    5,140   United Parcel Service, Inc. "B"                                  378
                                                                       ---------
                                                                             706
                                                                       ---------
            AIRLINES (0.0%)
    3,590   Southwest Airlines Co.                                            43
                                                                       ---------
            BUILDING PRODUCTS (0.0%)
    2,820   Masco Corp.                                                       40
                                                                       ---------
            COMMERCIAL PRINTING (0.0%)
    1,460   R.R. Donnelley & Sons Co.                                         31
                                                                       ---------
            CONSTRUCTION & ENGINEERING (0.1%)
    1,060   Fluor Corp.                                                       73
      700   Jacobs Engineering Group, Inc.*                                   32
                                                                       ---------
                                                                             105
                                                                       ---------
            CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS (0.5%)
    4,055   Caterpillar, Inc.                                                429
      910   Cummins, Inc.                                                     96
    2,980   Deere & Co.                                                      256
    1,042   PACCAR, Inc.                                                      52
                                                                       ---------
                                                                             833
                                                                       ---------
            DIVERSIFIED SUPPORT SERVICES (0.1%)
    1,040   Cintas Corp.                                                      34
    1,350   Iron Mountain, Inc.                                               46
                                                                       ---------
                                                                              80
                                                                       ---------
            ELECTRICAL COMPONENTS & EQUIPMENT (0.2%)
    4,620   Emerson Electric Co.                                             252
    1,110   Rockwell Automation, Inc.                                         92
                                                                       ---------
                                                                             344
                                                                       ---------
            ENVIRONMENTAL & FACILITIES SERVICES (0.1%)
    2,526   Republic Services, Inc. "A"                                       80
    1,335   Waste Management, Inc.                                            52
                                                                       ---------
                                                                             132
                                                                       ---------
            HUMAN RESOURCE & EMPLOYMENT SERVICES (0.0%)
      750   Robert Half International, Inc.                                   21
                                                                       ---------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  29

================================================================================

--------------------------------------------------------------------------------
                                                                          MARKET
NUMBER                                                                     VALUE
OF SHARES   SECURITY                                                       (000)
--------------------------------------------------------------------------------
            INDUSTRIAL CONGLOMERATES (1.1%)
    3,670   3M Co.                                                     $     347
   59,880   General Electric Co.                                           1,176
    2,070   Textron, Inc.                                                     47
    2,790   Tyco International Ltd.                                          138
                                                                       ---------
                                                                           1,708
                                                                       ---------
            INDUSTRIAL MACHINERY (0.5%)
    3,670   Danaher Corp.                                                    200
    1,320   Dover Corp.                                                       89
    2,420   Eaton Corp.                                                      125
      440   Flowserve Corp.                                                   53
    2,930   Illinois Tool Works, Inc.                                        168
      620   Ingersoll-Rand plc                                                31
      850   Pall Corp.                                                        48
      940   Parker-Hannifin Corp.                                             83
                                                                       ---------
                                                                             797
                                                                       ---------
            OFFICE SERVICES & SUPPLIES (0.1%)
      660   Avery Dennison Corp.                                              28
    1,640   Pitney Bowes, Inc.                                                39
                                                                       ---------
                                                                              67
                                                                       ---------
            RAILROADS (0.5%)
    2,990   CSX Corp.                                                        237
    1,150   Norfolk Southern Corp.                                            85
    3,850   Union Pacific Corp.                                              404
                                                                       ---------
                                                                             726
                                                                       ---------
            RESEARCH & CONSULTING SERVICES (0.0%)
       400  Dun & Bradstreet Corp.                                            32
       720  Equifax, Inc.                                                     27
                                                                       ---------
                                                                              59
                                                                       ---------
            TRADING COMPANIES & DISTRIBUTORS (0.1%)
    1,860   Fastenal Co.                                                      62
      480   W.W. Grainger, Inc.                                               72
                                                                       ---------
                                                                             134
                                                                       ---------
            TRUCKING (0.0%)
       410  Ryder System, Inc.                                                23
                                                                       ---------
            Total Industrials                                              7,828
                                                                       ---------
            INFORMATION TECHNOLOGY (8.4%)
            -----------------------------
            APPLICATION SOFTWARE (0.3%)
    2,600   Adobe Systems, Inc.*                                              90
    1,090   Autodesk, Inc.*                                                   47

================================================================================

30  | USAA GROWTH AND TAX STRATEGY FUND

================================================================================

--------------------------------------------------------------------------------
                                                                          MARKET
NUMBER                                                                     VALUE
OF SHARES   SECURITY                                                       (000)
--------------------------------------------------------------------------------
    1,240   Citrix Systems, Inc.*                                      $     109
    1,640   Intuit, Inc.*                                                     88
      640   Salesforce.com, Inc.*                                             97
                                                                       ---------
                                                                             431
                                                                       ---------
            COMMUNICATIONS EQUIPMENT (0.9%)
   32,495   Cisco Systems, Inc.                                              546
      160   F5 Networks, Inc.*                                                18
      980   Harris Corp.                                                      48
    1,770   JDS Uniphase Corp.*                                               36
    3,060   Juniper Networks, Inc.*                                          112
      951   Motorola Mobility Holdings, Inc.*                                 24
    2,275   Motorola Solutions, Inc.*                                        109
    8,880   QUALCOMM, Inc.                                                   520
    2,800   Tellabs, Inc.                                                     13
                                                                       ---------
                                                                           1,426
                                                                       ---------
            COMPUTER HARDWARE (1.7%)
    5,700   Apple, Inc.*                                                   1,983
   11,200   Dell, Inc.*                                                      180
   12,790   Hewlett-Packard Co.                                              478
                                                                       ---------
                                                                           2,641
                                                                       ---------
            COMPUTER STORAGE & PERIPHERALS (0.4%)
   14,000   EMC Corp.*                                                       399
      620   Lexmark International, Inc. "A"*                                  18
    2,010   NetApp, Inc.*                                                    110
    1,600   SanDisk Corp.*                                                    76
      920   Western Digital Corp.*                                            34
                                                                       ---------
                                                                             637
                                                                       ---------
            DATA PROCESSING & OUTSOURCED SERVICES (0.5%)
    3,750   Automatic Data Processing, Inc.                                  207
    1,130   Computer Sciences Corp.                                           45
    1,180   Fidelity National Information Services, Inc.                      38
      940   Fiserv, Inc.*                                                     60
      490   MasterCard, Inc. "A"                                             141
    1,630   Paychex, Inc.                                                     53
    2,750   Visa, Inc. "A"                                                   223
    3,675   Western Union Co.                                                 75
                                                                       ---------
                                                                             842
                                                                       ---------
            ELECTRONIC COMPONENTS (0.2%)
    1,270   Amphenol Corp. "A"                                                69
    9,160   Corning, Inc.                                                    184
                                                                       ---------
                                                                             253
                                                                       ---------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  31

================================================================================

--------------------------------------------------------------------------------
                                                                          MARKET
NUMBER                                                                     VALUE
OF SHARES   SECURITY                                                       (000)
--------------------------------------------------------------------------------
            ELECTRONIC EQUIPMENT & INSTRUMENTS (0.1%)
    2,000   Agilent Technologies, Inc.*                                $     100
                                                                       ---------
            ELECTRONIC MANUFACTURING SERVICES (0.0%)
    1,520   Jabil Circuit, Inc.                                               33
    1,060   Molex, Inc.                                                       29
                                                                       ---------
                                                                              62
                                                                       ---------
            HOME ENTERTAINMENT SOFTWARE (0.0%)
    2,240   Electronic Arts, Inc.*                                            55
                                                                       ---------
            INTERNET SOFTWARE & SERVICES (0.7%)
    1,250   Akamai Technologies, Inc.*                                        42
    5,600   eBay, Inc.*                                                      174
    1,400   Google, Inc. "A"*                                                741
      960   Monster Worldwide, Inc.*                                          15
    7,290   Yahoo!, Inc.*                                                    121
                                                                       ---------
                                                                           1,093
                                                                       ---------
            IT CONSULTING & OTHER SERVICES (0.9%)
    2,120   Cognizant Technology Solutions Corp. "A"*                        161
    7,170   International Business Machines Corp.                          1,211
      380   SAIC, Inc.*                                                        7
    1,255   Teradata Corp.*                                                   70
                                                                       ---------
                                                                           1,449
                                                                       ---------
            OFFICE ELECTRONICS (0.1%)
    8,223   Xerox Corp.                                                       84
                                                                       ---------
            SEMICONDUCTOR EQUIPMENT (0.1%)
    6,850   Applied Materials, Inc.                                           94
      990   KLA-Tencor Corp.                                                  43
      750   Novellus Systems, Inc.*                                           27
    1,340   Teradyne, Inc.*                                                   22
                                                                       ---------
                                                                             186
                                                                       ---------
            SEMICONDUCTORS (1.1%)
    4,440   Advanced Micro Devices, Inc.*                                     38
    2,050   Altera Corp.                                                      99
    2,340   Analog Devices, Inc.                                              96
    3,170   Broadcom Corp. "A"*                                              114
      240   First Solar, Inc.*                                                30
   27,950   Intel Corp.                                                      629
    1,440   Linear Technology Corp.                                           50
    5,130   LSI Corp.*                                                        38
    1,370   Microchip Technology, Inc.                                        54
    6,140   Micron Technology, Inc.*                                          63

================================================================================

32  | USAA GROWTH AND TAX STRATEGY FUND

================================================================================

--------------------------------------------------------------------------------
                                                                          MARKET
NUMBER                                                                     VALUE
OF SHARES   SECURITY                                                       (000)
--------------------------------------------------------------------------------
    1,820   National Semiconductor Corp.                               $      45
    3,410   NVIDIA Corp.*                                                     68
    8,770   Texas Instruments, Inc.                                          310
    1,740   Xilinx, Inc.                                                      62
                                                                       ---------
                                                                           1,696
                                                                       ---------
            SYSTEMS SOFTWARE (1.4%)
    1,425   BMC Software, Inc.*                                               79
    2,250   CA, Inc.                                                          53
   41,445   Microsoft Corp.                                                1,036
   26,327   Oracle Corp.                                                     901
      600   Symantec Corp.*                                                   12
                                                                       ---------
                                                                           2,081
                                                                       ---------
            Total Information Technology                                  13,036
                                                                       ---------
            MATERIALS (1.8%)
            ----------------
            ALUMINUM (0.1%)
    6,630   Alcoa, Inc.                                                      111
                                                                       ---------
            CONSTRUCTION MATERIALS (0.0%)
      870   Vulcan Materials Co.                                              35
                                                                       ---------
            DIVERSIFIED CHEMICALS (0.5%)
    7,710   Dow Chemical Co.                                                 278
    5,710   E.I. du Pont de Nemours & Co.                                    304
      470   Eastman Chemical Co.                                              50
    1,260   PPG Industries, Inc.                                             112
                                                                       ---------
                                                                             744
                                                                       ---------
            DIVERSIFIED METALS & MINING (0.2%)
    5,922   Freeport-McMoRan Copper & Gold, Inc.                             306
                                                                       ---------
            FERTILIZERS & AGRICULTURAL CHEMICALS (0.2%)
      410   CF Industries Holdings, Inc.                                      63
    3,020   Monsanto Co.                                                     215
                                                                       ---------
                                                                             278
                                                                       ---------
            FOREST PRODUCTS (0.0%)
    2,517   Weyerhaeuser Co.                                                  54
                                                                       ---------
            GOLD (0.1%)
    2,910   Newmont Mining Corp.                                             165
                                                                       ---------
            INDUSTRIAL GASES (0.2%)
      785   Air Products & Chemicals, Inc.                                    75
    2,250   Praxair, Inc.                                                    238
                                                                       ---------
                                                                             313
                                                                       ---------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  33

================================================================================

--------------------------------------------------------------------------------
                                                                          MARKET
NUMBER                                                                     VALUE
OF SHARES   SECURITY                                                       (000)
--------------------------------------------------------------------------------
            METAL & GLASS CONTAINERS (0.1%)
    1,380   Ball Corp.                                                 $      55
    1,290   Owens-Illinois, Inc.*                                             41
                                                                       ---------
                                                                              96
                                                                       ---------
            PAPER PACKAGING (0.0%)
      640   Bemis Co., Inc.                                                   21
    1,250   Sealed Air Corp.                                                  32
                                                                       ---------
                                                                              53
                                                                       ---------
            PAPER PRODUCTS (0.1%)
    3,430   International Paper Co.                                          107
    1,340   MeadWestvaco Corp.                                                46
                                                                       ---------
                                                                             153
                                                                       ---------
            SPECIALTY CHEMICALS (0.2%)
    1,500   Ecolab, Inc.                                                      82
      570   International Flavors & Fragrances, Inc.                          37
      710   Sherwin-Williams Co.                                              62
      950   Sigma-Aldrich Corp.                                               67
                                                                       ---------
                                                                             248
                                                                       ---------
            STEEL (0.1%)
      870   AK Steel Holding Corp.                                            13
      190   Allegheny Technologies, Inc.                                      13
      600   Cliffs Natural Resources, Inc.                                    55
    2,110   Nucor Corp.                                                       89
      970   United States Steel Corp.                                         45
                                                                       ---------
                                                                             215
                                                                       ---------
            Total Materials                                                2,771
                                                                       ---------
            TELECOMMUNICATION SERVICES (1.4%)
            ---------------------------------
            INTEGRATED TELECOMMUNICATION SERVICES (1.2%)
   34,370   AT&T, Inc.                                                     1,085
    3,211   CenturyLink, Inc.                                                139
    5,829   Frontier Communications Corp.                                     51
   15,215   Verizon Communications, Inc.                                     562
    3,606   Windstream Corp.                                                  48
                                                                       ---------
                                                                           1,885
                                                                       ---------
            WIRELESS TELECOMMUNICATION SERVICES (0.2%)
    2,140   American Tower Corp. "A"*                                        119
    1,530   MetroPCS Communications, Inc.*                                    27
   17,580   Sprint Nextel Corp.*                                             103
                                                                       ---------
                                                                             249
                                                                       ---------
            Total Telecommunication Services                               2,134
                                                                       ---------

================================================================================

34  | USAA GROWTH AND TAX STRATEGY FUND

================================================================================

--------------------------------------------------------------------------------
                                                                          MARKET
NUMBER                                                                     VALUE
OF SHARES   SECURITY                                                       (000)
--------------------------------------------------------------------------------
            UTILITIES (1.5%)
            ----------------
            ELECTRIC UTILITIES (0.8%)
    2,820   American Electric Power Co., Inc.                           $    108
    5,614   Duke Energy Corp.                                                105
    1,730   Edison International                                              68
    1,060   Entergy Corp.                                                     72
    3,805   Exelon Corp.                                                     159
    2,320   FirstEnergy Corp.                                                104
    3,250   NextEra Energy, Inc.                                             188
    1,380   Northeast Utilities                                               49
    1,750   Pepco Holdings, Inc.                                              35
      850   Pinnacle West Capital Corp.                                       39
    3,310   PPL Corp.                                                         93
    2,080   Progress Energy, Inc.                                             99
    4,420   Southern Co.                                                     177
                                                                        --------
                                                                           1,296
                                                                        --------
            GAS UTILITIES (0.0%)
      730   ONEOK, Inc.                                                       52
                                                                        --------
            INDEPENDENT POWER PRODUCERS & ENERGY TRADERS (0.1%)
    5,250   AES Corp.*                                                        68
    1,520   Constellation Energy Group, Inc.                                  57
                                                                        --------
                                                                             125
                                                                        --------
            MULTI-UTILITIES (0.6%)
    1,840   Ameren Corp.                                                      55
    2,760   CenterPoint Energy, Inc.                                          53
    1,480   Consolidated Edison, Inc.                                         79
    3,960   Dominion Resources, Inc.                                         189
      920   DTE Energy Co.                                                    47
      601   Integrys Energy Group, Inc.                                       31
    2,170   NiSource, Inc.                                                    44
    2,630   PG&E Corp.                                                       114
    1,340   Public Service Enterprise Group, Inc.                             45
      880   SCANA Corp.                                                       36
    1,750   Sempra Energy                                                     97
    1,670   TECO Energy, Inc.                                                 32
    1,740   Wisconsin Energy Corp.                                            54
    1,980   Xcel Energy, Inc.                                                 49
                                                                        --------
                                                                             925
                                                                        --------
            Total Utilities                                                2,398
                                                                        --------
            Total Blue Chip Stocks (cost: $43,623)                        72,015
                                                                        --------

            TOTAL INVESTMENTS (COST: $130,099)                          $153,097
                                                                        ========

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  35

================================================================================

-----------------------------------------------------------------------------------------------
($ IN 000s)                                       VALUATION HIERARCHY
-----------------------------------------------------------------------------------------------
                                     (LEVEL 1)           (LEVEL 2)      (LEVEL 3)
                                 QUOTED PRICES   OTHER SIGNIFICANT    SIGNIFICANT
                             IN ACTIVE MARKETS          OBSERVABLE   UNOBSERVABLE
ASSETS                    FOR IDENTICAL ASSETS              INPUTS         INPUTS         TOTAL
-----------------------------------------------------------------------------------------------
Tax-Exempt Bonds                       $     -             $80,926             $-      $ 80,926
Tax-Exempt Securities:
  Tax-Exempt Money
    Market Instruments:
    Money Market Funds                     156                   -              -           156
Blue Chip Stocks                        72,015                   -              -        72,015
-----------------------------------------------------------------------------------------------
Total                                  $72,171             $80,926             $-      $153,097
-----------------------------------------------------------------------------------------------

For the period of June 1, 2010, through May 31, 2011, there were no significant transfers of securities between levels. The Fund's policy is to recognize transfers into and out of the levels as of the beginning of the period in which the event or circumstance that caused the transfer occurred.

================================================================================

36  | USAA GROWTH AND TAX STRATEGY FUND

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

May 31, 2011

--------------------------------------------------------------------------------

o   GENERAL NOTES

    Market values of securities are determined by procedures and practices discussed in Note 1 to the financial statements.

    The portfolio of investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal 100%. A category percentage of 0.0% represents less than 0.1% of net assets.

o   CATEGORIES AND DEFINITIONS

    CREDIT ENHANCEMENTS -- add the financial strength of the provider of the enhancement to support the issuer's ability to repay the principal and interest payments when due. The enhancement may be provided by a high-quality bank, insurance company or other corporation, or a collateral trust. The enhancements do not guarantee the market values of the securities.

    (INS) Principal and interest payments are insured by one of the following: ACA Financial Guaranty Corp., Assured Guaranty Corp., Assured Guaranty Municipal Corp., Financial Guaranty Insurance Co., or National Public Finance Guarantee Corp. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that value may fluctuate for other reasons, and there is no assurance that the insurance company will meet its obligations.

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  37

================================================================================

     (NBGA) Principal and interest payments are guaranteed by a nonbank guarantee agreement from Texas Permanent School Fund.

o    PORTFOLIO ABBREVIATIONS AND DESCRIPTIONS

     ADR      American depositary receipts are receipts issued by a U.S. bank evidencing ownership of foreign shares. Dividends are paid in U.S.
              dollars.
     EDA      Economic Development Authority
     IDA      Industrial Development Authority/Agency
     ISD      Independent School District
     MTA      Metropolitan Transportation Authority
     PRE      Prerefunded to a date prior to maturity
     REIT     Real estate investment trust
     USD      Unified School District

o    SPECIFIC NOTES

     (a) Zero-coupon security. Rate represents the effective yield at the date of purchase.

     (b) Restricted security that is not registered under the Securities Act of 1933. A resale of this security in the United States may occur in an exempt transaction to a qualified institutional buyer as defined by Rule 144A, and as such has been deemed liquid by USAA Investment Management Company (the Manager) under liquidity guidelines approved by the Board of Trustees, unless otherwise noted as illiquid.

     (c) Security deemed illiquid by the Manager, under liquidity guidelines approved by the Board of Trustees. The aggregate market value of these securities at May 31, 2011, was $2,302,000, which represented 1.5% of the Fund's net assets.

================================================================================

38  | USAA GROWTH AND TAX STRATEGY FUND

================================================================================

     (d) Rate represents the money market fund annualized seven-day yield at May 31, 2011.

     (e) Northern Trust Corp. is the parent of Northern Trust Investments, Inc., which is the subadviser of the Fund.

     (f) Currently the issuer is in default with respect to interest and/or principal payments.

       *   Non-income-producing security.

See accompanying notes to financial statements.

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  39

================================================================================

STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

May 31, 2011

--------------------------------------------------------------------------------

ASSETS
  Investments in securities, at market value (cost of $130,099)         $153,097
  Cash                                                                       286
  Receivables:
    Capital shares sold                                                       53
    Dividends and interest                                                 1,229
                                                                        --------
      Total assets                                                       154,665
                                                                        --------
LIABILITIES
  Payables:
    Capital shares redeemed                                                   24
  Accrued management fees                                                     65
  Accrued transfer agent's fees                                                1
  Other accrued expenses and payables                                         82
                                                                        --------
      Total liabilities                                                      172
                                                                        --------
        Net assets applicable to capital shares outstanding             $154,493
                                                                        ========
NET ASSETS CONSIST OF:
  Paid-in capital                                                       $146,428
  Accumulated undistributed net investment income                            704
  Accumulated net realized loss on investments                           (15,637)
  Net unrealized appreciation of investments                              22,998
                                                                        --------
        Net assets applicable to capital shares outstanding             $154,493
                                                                        ========
  Capital shares outstanding, unlimited number of shares authorized,
    no par value                                                          11,494
                                                                        ========
  Net asset value, redemption price, and offering price per share       $  13.44
                                                                        ========

See accompanying notes to financial statements.

================================================================================

40  | USAA GROWTH AND TAX STRATEGY FUND

================================================================================

STATEMENT OF OPERATIONS
(IN THOUSANDS)

Year ended May 31, 2011

--------------------------------------------------------------------------------

INVESTMENT INCOME
  Dividends                                                             $ 1,485
  Interest                                                                3,934
                                                                        -------
    Total income                                                          5,419
                                                                        -------
EXPENSES
  Management fees                                                           702
  Administration and servicing fees                                         222
  Transfer agent's fees                                                     187
  Custody and accounting fees                                                94
  Postage                                                                    11
  Shareholder reporting fees                                                 28
  Trustees' fees                                                             13
  Registration fees                                                          34
  Professional fees                                                          69
  Other                                                                      16
                                                                        -------
    Total expenses                                                        1,376
                                                                        -------
NET INVESTMENT INCOME                                                     4,043
                                                                        -------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
AND AFFILIATED TRANSACTIONS
  Net realized gain (loss) on:
    Unaffiliated transactions                                             3,172
    Affiliated transactions (Note 7)                                        (74)
  Change in net unrealized appreciation/depreciation                     10,427
                                                                        -------
      Net realized and unrealized gain                                   13,525
                                                                        -------
  Increase in net assets resulting from operations                      $17,568
                                                                        =======

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  41

STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

Years ended May 31,

--------------------------------------------------------------------------------

                                                                     2011           2010
----------------------------------------------------------------------------------------
FROM OPERATIONS
  Net investment income                                          $  4,043       $  4,403
  Net realized gain (loss) on investments                           3,098         (1,793)
  Change in net unrealized appreciation/depreciation of
    investments                                                    10,427         17,308
                                                                 -----------------------
    Increase in net assets resulting from operations               17,568         19,918
                                                                 -----------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                            (4,092)        (4,460)
                                                                 -----------------------
FROM CAPITAL SHARE TRANSACTIONS
  Proceeds from shares sold                                        12,451         10,563
  Reinvested dividends                                              3,837          4,163
  Cost of shares redeemed                                         (19,522)       (18,740)
                                                                 -----------------------
    Decrease in net assets from capital share transactions         (3,234)        (4,014)
                                                                 -----------------------
  Net increase in net assets                                       10,242         11,444
NET ASSETS
  Beginning of year                                               144,251        132,807
                                                                 -----------------------
  End of year                                                    $154,493       $144,251
                                                                 =======================
Accumulated undistributed net investment income:
  End of year                                                    $    704       $    753
                                                                 =======================
CHANGE IN SHARES OUTSTANDING
  Shares sold                                                         975            871
  Shares issued for dividends reinvested                              304            348
  Shares redeemed                                                  (1,532)        (1,550)
                                                                 -----------------------
    Decrease in shares outstanding                                   (253)          (331)
                                                                 =======================

See accompanying notes to financial statements.

================================================================================

42  | USAA GROWTH AND TAX STRATEGY FUND

================================================================================

NOTES TO FINANCIAL STATEMENTS

May 31, 2011

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940 (the 1940 Act), as amended, is an open-end management investment company organized as a Delaware statutory trust consisting of 48 separate funds. The information presented in this annual report pertains only to the USAA Growth and Tax Strategy Fund (the Fund), which is classified as diversified under the 1940 Act. The Fund's investment objective is to seek a conservative balance between income, the majority of which is exempt from federal income tax, and the potential for long-term growth of capital to preserve purchasing power.

A. SECURITY VALUATION -- The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

    1. Equity securities, including exchange-traded funds (ETFs), except as otherwise noted, traded primarily on a domestic securities exchange or the Nasdaq over-the-counter markets, are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Equity securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sales price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and asked prices is generally used.

    2. Investments in open-end investment companies, hedge, or other funds, other than ETFs, are valued at their net asset value (NAV) at the end of each business day.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  43

================================================================================

    3. Debt securities purchased with original or remaining maturities of 60 days or less may be valued at amortized cost, which approximates market value.

    4. Debt securities with maturities greater than 60 days are valued each business day by a pricing service (the Service) approved by the Trust's Board of Trustees. The Service uses an evaluated mean between quoted bid and asked prices or the last sales price to price securities when, in the Service's judgment, these prices are readily available and are representative of the securities' market values. For many securities, such prices are not readily available. The Service generally prices these securities based on methods that include consideration of yields or prices of securities of comparable quality, coupon, maturity, and type; indications as to values from dealers in securities; and general market conditions.

    5. Securities for which market quotations are not readily available or are considered unreliable, or whose values have been materially affected by events occurring after the close of their primary markets but before the pricing of the Fund, are valued in good faith at fair value, using methods determined by USAA Investment Management Company (the Manager), an affiliate of the Fund, in consultation with the Fund's subadviser, if applicable, under valuation procedures approved by the Trust's Board of Trustees. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

         Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, or widely-used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and

================================================================================

44  | USAA GROWTH AND TAX STRATEGY FUND

================================================================================

         duration of any restrictions on disposition of the securities, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

B. FAIR VALUE MEASUREMENTS -- Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three-level valuation hierarchy disclosed in the portfolio of investments is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

    Level 1 -- inputs to the valuation methodology are quoted prices (unadjusted) in active markets for identical securities.

    Level 2 -- inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indices. Level 2 securities include all tax-exempt bonds valued based on methods discussed in Note A4.

    Level 3 -- inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

    The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

C. FEDERAL TAXES -- The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income tax provision is required.

D. INVESTMENTS IN SECURITIES -- Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis. Dividend income, less foreign taxes, if any,

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  45

================================================================================

    is recorded on the ex-dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded daily on the accrual basis. Discounts and premiums are amortized over the life of the respective securities, using the effective yield method for long-term securities and the straight-line method for short-term securities.

E. SECURITIES PURCHASED ON A DELAYED-DELIVERY OR WHEN-ISSUED BASIS -- Delivery and payment for securities that have been purchased by the Fund on a delayed-delivery or when-issued basis can take place a month or more after the trade date. During the period prior to settlement, these securities do not earn interest, are subject to market fluctuation, and may increase or decrease in value prior to their delivery. The Fund maintains segregated assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a delayed-delivery or when-issued basis may increase the volatility of the Fund's NAV to the extent that the Fund makes such purchases while remaining substantially fully invested.

F. EXPENSES PAID INDIRECTLY -- A portion of the brokerage commissions that the Fund pays may be recaptured as a credit that is tracked and used by the custodian to directly reduce expenses paid by the Fund. In addition, through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts may be used to directly reduce the Fund's expenses. For the year ended May 31, 2011, custodian and other bank credits reduced the Fund's expenses by less than $500. For the year ended May 31, 2011, the Fund did not incur any brokerage commission recapture credits.

G. INDEMNIFICATIONS -- Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Trust's maximum exposure under these

================================================================================

46  | USAA GROWTH AND TAX STRATEGY FUND

================================================================================

    arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

H. USE OF ESTIMATES -- The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINE OF CREDIT

The Fund participates in a joint, short-term, revolving, committed loan agreement of $750 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability, the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at a rate per annum equal to the rate at which CAPCO obtains funding in the capital markets, with no markup.

The USAA funds that are party to the loan agreement are assessed facility fees by CAPCO based on the funds' assessed proportionate share of CAPCO's operating expenses related to obtaining and maintaining CAPCO's funding programs in total (in no event to exceed 0.10% annually of the amount of the committed loan agreement). Prior to September 24, 2010, the maximum annual facility fee was 0.13% of the amount of the committed loan agreement. The facility fees are allocated among the funds based on their respective average net assets for the period.

For the year ended May 31, 2011, the Fund paid CAPCO facility fees of less than $500, which represents 0.3% of the total fees paid to CAPCO by the USAA funds. The Fund had no borrowings under this agreement during the year ended May 31, 2011.

(3) DISTRIBUTIONS

The character of any distributions made during the year from net investment income or net realized gains is determined in accordance with federal tax regulations and may differ from those determined in

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  47

================================================================================

accordance with U.S. generally accepted accounting principles. Also, due to the timing of distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

During the current fiscal year, permanent differences between book-basis and tax-basis accounting for prior year capital gain adjustment resulted in reclassifications to the statement of assets and liabilities to decrease paid-in capital and decrease accumulated net realized loss on investments by $1,000. These reclassifications had no effect on net assets.

The tax character of distributions paid during the years ended May 31, 2011, and 2010, was as follows:

                                          2011                         2010
                                       ---------------------------------------
Ordinary income*                       $1,124,000                   $1,201,000
Tax-exempt income                       2,968,000                    3,259,000

*Includes distribution of short-term realized capital gains, if any, which are taxable as ordinary income.

As of May 31, 2011, the components of net assets representing distributable earnings on a tax basis were as follows:

Undistributed tax-exempt income                                   $    620,000
Undistributed ordinary income                                           91,000
Accumulated capital and other losses                               (15,606,000)
Unrealized appreciation                                             22,967,000

The difference between book-basis and tax-basis unrealized appreciation of investments is attributable to the tax deferral of losses on wash sales.

Distributions of net investment income are made quarterly. Distributions of realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes. For the year ended May 31, 2011, the Fund utilized capital loss carryovers of $2,981,000 to offset capital gains. At May 31, 2011, the Fund had capital loss carryovers of $15,606,000, for federal income tax purposes. If not offset by subsequent capital gains,

================================================================================

48  | USAA GROWTH AND TAX STRATEGY FUND

================================================================================

the capital loss carryovers will expire between 2017 and 2018, as shown below. It is unlikely that the Trust's Board of Trustees will authorize a distribution of capital gains realized in the future until the capital loss carryovers have been used or expire.

         CAPITAL LOSS CARRYOVERS
---------------------------------------
   EXPIRES                     BALANCE
------------                 -----------
   2017                      $ 4,073,000
   2018                       11,533,000
                             -----------
                  Total      $15,606,000
                             ===========

The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the statement of operations if the tax positions were deemed to not meet the more-likely-than-not threshold. For the year, ended May 31, 2011, the Fund did not incur any income tax, interest, or penalties. As of May 31, 2011, the Manager has reviewed all open tax years and concluded that there was no impact to the Fund's net assets or results of operations. Tax year ended May 31, 2011, and each of the three preceding fiscal years, remain subject to examination by the Internal Revenue Service and state taxing authorities. On an ongoing basis, the Manager will monitor its tax positions to determine if adjustments to this conclusion are necessary.

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the year ended May 31, 2011, were $27,710,000 and $32,552,000, respectively.

As of May 31, 2011, the cost of securities, including short-term securities, for federal income tax purposes, was $130,130,000.

Gross unrealized appreciation and depreciation of investments as of May 31, 2011, for federal income tax purposes, were $30,030,000 and

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  49

================================================================================

$7,063,000, respectively, resulting in net unrealized appreciation of $22,967,000.

(5) TRANSACTIONS WITH MANAGER

A. MANAGEMENT FEES -- The Manager provides investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, the Manager is responsible for managing the business and affairs of the Fund and for directly managing the day-to-day investment of a portion of the Fund's assets, subject to the authority of and supervision by the Trust's Board of Trustees. The Manager is also authorized to select (with approval of the Trust's Board of Trustees and without shareholder approval) one or more subadvisers to manage the day-to-day investment of a portion of the Fund's assets. The Manager monitors each subadviser's performance through quantitative and qualitative analysis, and periodically recommends to the Trust's Board of Trustees as to whether each subadviser's agreement should be renewed, terminated, or modified. The Manager also is responsible for allocating assets to the subadvisers. The allocation for each subadviser can range from 0% to 100% of the Fund's assets, and the Manager can change the allocations without shareholder approval.

    The investment management fee for the Fund is composed of a base fee and a performance adjustment. The Fund's base fee is accrued daily and paid monthly at an annualized rate of 0.50% of the Fund's average net assets for the fiscal year.

    The performance adjustment is calculated monthly by comparing the Fund's performance to a Composite Index comprised of 51% of the Lipper General Municipal Debt Funds Index, which tracks the total return performance of the 30 largest funds within this category, and 49% of the Lipper Large-Cap Core Funds Index, which tracks the total return performance of the 30 largest funds within this category. The performance period for the Fund consists of the

================================================================================

50  | USAA GROWTH AND TAX STRATEGY FUND

================================================================================

    current month plus the previous 35 months. The following table is utilized to determine the extent of the performance adjustment:

OVER/UNDER PERFORMANCE           ANNUAL ADJUSTMENT RATE
RELATIVE TO INDEX(1)             AS A % OF THE FUND'S AVERAGE NET ASSETS(1)
---------------------------------------------------------------------------
+/- 0.20% to 0.50%               +/- 0.04%
+/- 0.51% to 1.00%               +/- 0.05%
+/- 1.01% and greater            +/- 0.06%

    (1) Based on the difference between average annual performance of the Fund and its relevant index, rounded to the nearest 0.01%. Average net assets are calculated over a rolling 36-month period.

    The annual performance adjustment rate is multiplied by the average net assets of the Fund over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is the performance adjustment; a positive adjustment in the case of overperformance, or a negative adjustment in the case of underperformance.

    Under the performance fee arrangement, the Fund will pay a positive performance fee adjustment for a performance period whenever the Fund outperforms the Composite Index over that period, even if the Fund had overall negative returns during the performance period.

    For the year ended May 31, 2011, the Fund incurred total management fees, paid or payable to the Manager, of $702,000, which included a (0.03)% performance adjustment of $(38,000).

B. SUBADVISORY ARRANGEMENTS -- The Manager has entered into an investment subadvisory agreement with Northern Trust Investments (NTI), under which NTI directs the investment and reinvestment of the portion of the Fund's assets invested in blue chip stocks (as allocated from time to time by the Manager). The Manager (not the Fund) pays NTI a subadvisory fee equal to the greater of a minimum annual fee of $100,000 or a fee at an annual amount of 0.25% on the first $40 million of assets and 0.10% on assets over $40 million of the portion of the Fund's average net assets that NTI manages.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  51

================================================================================

    For the year ended May 31, 2011, the Manager incurred subadvisory fees, paid or payable to NTI, of $132,000.

C. ADMINISTRATION AND SERVICING FEES -- The Manager provides certain administration and shareholder servicing functions for the Fund. For such services, the Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.15% of the Fund's average net assets. For the year ended May 31, 2011, the Fund incurred administration and servicing fees, paid or payable to the Manager, of $222,000.

    In addition to the services provided under its Administration and Servicing Agreement with the Fund, the Manager also provides certain compliance and legal services for the benefit of the Fund. The Trust's Board of Trustees has approved the reimbursement of a portion of these expenses incurred by the Manager. For the year ended May 31, 2011, the Fund reimbursed the Manager $5,000 for these compliance and legal services. These expenses are included in the professional fees on the Fund's statement of operations.

D. TRANSFER AGENT'S FEES -- USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services (SAS), an affiliate of the Manager, provides transfer agent services to the Fund based on an annual charge of $25.50 per shareholder account plus out-of-pocket expenses. The Fund also pays SAS fees that are related to the administration and servicing of accounts that are traded on an omnibus basis. For the year ended May 31, 2011, the Fund incurred transfer agent's fees, paid or payable to SAS, of $187,000.

E. UNDERWRITING SERVICES -- The Manager provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis. The Manager receives no commissions or fees for this service.

(6) TRANSACTIONS WITH AFFILIATES

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

================================================================================

52  | USAA GROWTH AND TAX STRATEGY FUND

================================================================================

(7) SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

During the year ended May 31, 2011, in accordance with affiliated transaction procedures approved by the Trust's Board of Trustees, purchases and sales of security transactions were executed between the Fund and the following affiliated USAA fund at the then-current market price with no brokerage commissions incurred.

                                                                  NET REALIZED
                                                    COST TO      GAIN (LOSS) TO
       SELLER                PURCHASER             PURCHASER         SELLER
-------------------------------------------------------------------------------
USAA Growth and          USAA Tax Exempt          $3,156,000       $(74,000)
 Tax Strategy Fund        Long Term Fund
USAA Tax Exempt          USAA Growth and
 Long-Term Fund           Tax Strategy Fund        2,011,000         41,000
USAA Florida Tax-Free    USAA Growth and
 Income Fund              Tax Strategy Fund        1,029,000         29,000

(8) NEW ACCOUNTING PRONOUNCEMENTS

    FAIR VALUE MEASUREMENTS -- In May 2011, the Financial Accounting Standards Board (FASB) and the International Accounting Standards Board (IASB) issued converged guidance on fair value measurements regarding the principles of fair value measurement and financial reporting. A number of new disclosures are required, including quantitative information and a qualitative discussion about significant unobservable inputs used for all Level 3 measurements, a description of the Manager's valuation processes, and all transfers between levels of the fair value hierarchy, rather than significant transfers only. The amended guidance is effective for financial statements for interim and annual periods beginning after December 15, 2011. The Manager is in the process of evaluating the impact of this guidance on the Fund's financial statement disclosures.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  53

================================================================================

(9) FINANCIAL HIGHLIGHTS

Per share operating performance for a share outstanding throughout each period is as follows:

                                                            YEAR ENDED MAY 31,
                                     ----------------------------------------------------------
                                         2011        2010          2009        2008        2007
                                     ----------------------------------------------------------
Net asset value at
  beginning of period                $  12.28    $  11.00      $  13.80    $  14.75    $  14.40
                                     ----------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment income                   .35         .37           .40         .40         .38
  Net realized and
    unrealized gain (loss)               1.16        1.28         (2.80)       (.96)       1.37
                                     ----------------------------------------------------------
Total from investment
  operations                             1.51        1.65         (2.40)       (.56)       1.75
                                     ----------------------------------------------------------
Less distributions from:
  Net investment income                  (.35)       (.37)         (.40)       (.39)       (.39)
  Realized capital gains                    -           -             -           -        1.01
                                     ----------------------------------------------------------
Total distributions                      (.35)       (.37)         (.40)       (.39)      (1.40)
                                     ----------------------------------------------------------
Net asset value at end
  of period                          $  13.44    $  12.28      $  11.00    $  13.80    $  14.75
                                     ==========================================================
Total return (%)*                       12.54       15.17(b)     (17.38)      (3.81)      12.67(a)
Net assets at end
  of period (000)                    $154,493    $144,251      $132,807    $180,200    $201,778
Ratios to average net assets:**
  Expenses (%)(c)                         .93         .88(b)        .90         .89         .91(a)
  Net investment income (%)              2.73        3.08          3.46        2.80        2.66
Portfolio turnover (%)                     19          18            25          38          37

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return.
 ** For the year ended May 31, 2011, average net assets were $148,083,000.
(a) For the year ended May 31, 2007, SAS voluntarily reimbursed the Fund for a portion of the transfer agent's fees incurred. The reimbursement had no effect on the Fund's total return or ratio of expenses to average net assets.
(b) During the year ended May 31, 2010, SAS reimbursed the Fund $21,000 for corrections in fees paid for the administration and servicing of certain accounts. The effect of this reimbursement on the Fund's total return was less than 0.01%. The reimbursement decreased the Fund's expense ratios by 0.01%. This decrease is excluded from the expense ratios above.
(c) Reflects total operating expenses of the Fund before reductions of any expenses paid indirectly. The Fund's expenses paid indirectly decreased the expense ratios by less than 0.01%.

================================================================================

54  | USAA GROWTH AND TAX STRATEGY FUND

================================================================================

EXPENSE EXAMPLE

May 31, 2011 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of December 1, 2010, through May 31, 2011.

ACTUAL EXPENSES

The first line of the table on the next page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual

================================================================================

                                                           EXPENSE EXAMPLE |  55

================================================================================

ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                        EXPENSES PAID
                                     BEGINNING           ENDING          DURING PERIOD*
                                   ACCOUNT VALUE      ACCOUNT VALUE    DECEMBER 1, 2010 -
                                  DECEMBER 1, 2010     MAY 31, 2011       MAY 31, 2011
                                  -------------------------------------------------------
Actual                               $1,000.00          $1,077.37             $5.02
Hypothetical
 (5% return before expenses)          1,000.00           1,020.09              4.89

* Expenses are equal to the Fund's annualized expense ratio of 0.97%, which is net of any expenses paid indirectly, multiplied by the average account value over the period, multiplied by 182 days/365 days (to reflect the one-half-year period). The Fund's ending account value on the first line in the table is based on its actual total return of 7.74% for the six-month period of December 1, 2010, through May 31, 2011.

================================================================================

56  | USAA GROWTH AND TAX STRATEGY FUND

================================================================================

ADVISORY AGREEMENTS

May 31, 2011

--------------------------------------------------------------------------------

At a meeting of the Board of Trustees (the Board) held on April 26, 2011, the Board, including the Trustees who are not "interested persons" of the Trust (the Independent Trustees), approved for an annual period the continuance of the Advisory Agreement between the Trust and the Manager with respect to the Fund and the Subadvisory Agreement with respect to the Fund.

In advance of the meeting, the Trustees received and considered a variety of information relating to the Advisory Agreement and Subadvisory Agreement and the Manager and the Subadviser, and were given the opportunity to ask questions and request additional information from management. The information provided to the Board included, among other things: (i) a separate report prepared by an independent third party, which provided a statistical analysis comparing the Fund's investment performance, expenses, and fees to comparable investment companies; (ii) information concerning the services rendered to the Fund, as well as information regarding the Manager's revenues and costs of providing services to the Fund and compensation paid to affiliates of the Manager; and
(iii) information about the Manager's and Subadviser's operations and personnel. Prior to voting, the Independent Trustees reviewed the proposed continuance of the Advisory Agreement and the Subadvisory Agreement with management and with experienced independent counsel and received materials from such counsel discussing the legal standards for their consideration of the proposed continuation of the Advisory Agreement and the Subadvisory Agreement with respect to the Fund. The Independent Trustees also reviewed the proposed continuation of the Advisory Agreement and the Subadvisory Agreement with respect to the Fund in private sessions with their counsel at which no representatives of management were present.

================================================================================

                                                       ADVISORY AGREEMENTS |  57

================================================================================

At each regularly scheduled meeting of the Board and its committees, the Board receives and reviews, among other things, information concerning the Fund's performance and related services provided by the Manager and by the Subadviser. At the meeting at which the renewal of the Advisory Agreement and Subadvisory Agreement is considered, particular focus is given to information concerning Fund performance, comparability of fees and total expenses, and profitability. However, the Board noted that the evaluation process with respect to the Manager and the Subadviser is an ongoing one. In this regard, the Board's and its committees' consideration of the Advisory Agreement and Subadvisory Agreement included certain information previously received at such meetings.

ADVISORY AGREEMENT

After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve the Advisory Agreement. In approving the Advisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by independent counsel.

NATURE, EXTENT, AND QUALITY OF SERVICES -- In considering the nature, extent, and quality of the services provided by the Manager under the Advisory Agreement, the Board reviewed information provided by the Manager relating to its operations and personnel. The Board also took into account its familiarity with the Manager's management through Board meetings, discussions, and reports during the preceding year. The Board considered the fees paid to the Manager and the services provided to the Fund by the Manager under the Advisory Agreement, as well as other services provided by the Manager and its affiliates under other agreements, and the personnel who provide these services. In addition to the investment advisory services provided to the Fund, the Manager and its affiliates provide administrative services, stockholder services, oversight of Fund accounting, marketing services, assistance

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58  | USAA GROWTH AND TAX STRATEGY FUND

================================================================================

in meeting legal and regulatory requirements, and other services necessary for the operation of the Fund and the Trust.

The Board considered the Manager's management style and the performance of its duties under the Advisory Agreement. The Board considered the level and depth of knowledge of the Manager, including the professional experience and qualifications of its senior and investment personnel, as well as current staffing levels. The Board discussed the Manager's effectiveness in monitoring the performance of the Subadviser and its timeliness in responding to performance issues. The allocation of the Fund's brokerage, including the Manager's process for monitoring "best execution," also was considered. The Manager's role in coordinating the activities of the Fund's other service providers also was considered. The Board also considered the Manager's risk management processes. The Board considered the Manager's financial condition and that it had the financial wherewithal to continue to provide the same scope and high quality of services under the Advisory Agreement. In reviewing the Advisory Agreement, the Board focused on the experience, resources, and strengths of the Manager and its affiliates in managing investment companies, including the Fund.

The Board also reviewed the compliance and administrative services provided to the Fund by the Manager, including oversight of the Fund's day-to-day operations and oversight of Fund accounting. The Manager and its affiliates provide compliance and administrative services to the Fund. The Trustees, guided also by information obtained from their experiences as trustees of the Trust, also focused on the quality of the Manager's compliance and administrative staff.

EXPENSES AND PERFORMANCE -- In connection with its consideration of the Advisory Agreement, the Board evaluated the Fund's advisory fees and total expense ratio as compared to other open-end investment companies deemed to be comparable to the Fund as determined by the independent third party in its report. The Fund's expenses were compared to (i) a group of investment companies chosen by the independent third party to be comparable to the Fund based upon certain factors, including fund type, comparability of investment objective and classification, sales load

================================================================================

                                                       ADVISORY AGREEMENTS |  59

================================================================================

type (in this case, investment companies with no sales loads and front-end loads), asset size, and expense components (the "expense group") and (ii) a larger group of investment companies that includes all no-load and front-end load retail open-end investment companies in the same investment classification/objective as the Fund regardless of asset size, excluding outliers (the "expense universe"). Among other data, the Board noted that the Fund's management fee rate - which includes advisory and administrative services and the effects of any performance fee adjustment - was below the median of its expense group and its expense universe. The data indicated that the Fund's total expenses were below the median of its expense group and its expense universe. The Board took into account the various services provided to the Fund by the Manager and its affiliates. The Board also noted the level and method of computing the management fee, including any performance adjustment to such fee. The Board also took into account that the subadvisory fees under the Subadvisory Agreement are paid by the Manager.

In considering the Fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the Fund's performance results. The Trustees also reviewed various comparative data provided to them in connection with their consideration of the renewal of the Advisory Agreement, including, among other information, a comparison of the Fund's average annual total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by the independent third party in its report (the "performance universe"). The Fund's performance universe consisted of the Fund and all retail and institutional open-end investment companies with the same classification/objective as the Fund regardless of asset size or primary channel of distribution. This comparison indicated that, among other data, the Fund's performance was lower than the average of its performance universe and its Lipper index for the one-, three-, and five-year periods ended December 31, 2010. The Board also noted that the Fund's percentile performance ranking was in the bottom 50% of its performance universe for the one-, three-, and five-year periods ended December 31, 2010. The Board took into account management's discussion of the Fund's relative performance, including the Lipper peer group in

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60  | USAA GROWTH AND TAX STRATEGY FUND

================================================================================

which it was placed by Lipper and the impact of the differences in its investment strategy from those of the funds in its peer group on its relative ranking.

COMPENSATION AND PROFITABILITY -- The Board took into consideration the level and method of computing the management fee. The information considered by the Board included operating profit margin information for the Manager's business as a whole. The Board also received and considered profitability information related to the management revenues from the Fund. This information included a review of the methodology used in the allocation of certain costs to the Fund. In considering the profitability data with respect to the Fund, the Trustees noted that the Manager pays the subadvisory fees. The Trustees reviewed the profitability of the Manager's relationship with the Fund before tax expenses. In reviewing the overall profitability of the management fee to the Manager, the Board also considered the fact that affiliates provide shareholder servicing and administrative services to the Fund for which they receive compensation. The Board also considered the possible direct and indirect benefits to the Manager from its relationship with the Trust, including that the Manager may derive reputational and other benefits from its association with the Fund. The Trustees recognized that the Manager should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the Fund and the entrepreneurial risk that it assumes as Manager.

ECONOMIES OF SCALE -- The Board considered whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in any economies of scale. The Board took into account management's discussions of the current advisory fee structure. The Board also considered the effect of the Fund's growth and size on its performance and fees, noting that if the Fund's assets increase over time, the Fund may realize other economies of scale if assets increase proportionally more than some expenses. The Board determined that the current investment management fee structure was reasonable.

CONCLUSIONS -- The Board reached the following conclusions regarding the Fund's Advisory Agreement with the Manager, among others: (i) the

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                                                       ADVISORY AGREEMENTS |  61

================================================================================

Manager has demonstrated that it possesses the capability and resources to perform the duties required of it under the Advisory Agreement; (ii) the Manager maintains an appropriate compliance program; (iii) the overall performance of the Fund is reasonable in relation to the performance of funds with a similar investment strategy and to relevant indices; (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Manager; and (v) the Manager and its affiliates' level of profitability from their relationship with the Fund is reasonable. Based on its conclusions, the Board determined that continuation of the Advisory Agreement would be in the best interests of the Fund and its shareholders.

SUBADVISORY AGREEMENT

In approving the Subadvisory Agreement with respect to the Fund, the Board considered various factors, among them: (i) the nature, extent, and quality of services provided to the Fund by the Subadviser, including the personnel providing services; (ii) the Subadviser's compensation and any other benefits derived from the subadvisory relationship; (iii) comparisons of subadvisory fees and performance to comparable investment companies; and (iv) the terms of the Subadvisory Agreement. The Board's analysis of these factors is set forth below.

After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve the Subadvisory Agreement. In approving the Subadvisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by independent counsel.

NATURE, EXTENT, AND QUALITY OF SERVICES PROVIDED; INVESTMENT PERSONNEL -- The Trustees considered information provided to them regarding the services provided by the Subadviser, including information presented periodically throughout the previous year. The Board considered the Subadviser's level of knowledge and investment style. The Board reviewed the experience and credentials of the investment personnel

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62  | USAA GROWTH AND TAX STRATEGY FUND

================================================================================

who are responsible for managing the investment of portfolio securities with respect to the Fund and the Subadviser's level of staffing. The Trustees noted that the materials provided to them by the Subadviser indicated that the method of compensating portfolio managers is reasonable and includes appropriate mechanisms to prevent a manager with underperformance from taking undue risks. The Trustees also noted the Subadviser's brokerage practices. The Board also considered the Subadviser's regulatory and compliance history. The Board also took into account the Subadviser's risk management processes. The Board noted that the Manager's monitoring processes of the Subadviser include: (i) regular telephonic meetings to discuss, among other matters, investment strategies and to review portfolio performance; (ii) monthly portfolio compliance checklists and quarterly compliance certifications to the Board; and (iii) due diligence visits to the Subadviser.

SUBADVISER COMPENSATION -- The Board also took into consideration the financial condition of the Subadviser. In considering the cost of services to be provided by the Subadviser and the profitability to the Subadviser of its relationship with the Fund, the Trustees noted that the fees under the Subadvisory Agreement were paid by the Manager. The Trustees also relied on the ability of the Manager to negotiate the Subadvisory Agreement and the fees thereunder at arm's length. The Board also considered information relating to the cost of services to be provided by the Subadviser and the Subadviser's profitability with respect to the Fund, and the potential economies of scale in the Subadviser's management of the Fund, to the extent available. However, for the reasons noted above, this information was less significant to the Board's consideration of the Subadvisory Agreement than the other factors considered.

SUBADVISORY FEES AND FUND PERFORMANCE -- The Board noted that it was reported that the subadvisory fees that the Subadviser charges the Fund are unique due to the type of fund and could not be compared to the fees that the Subadviser charges to other clients. The Board considered that the Fund pays a management fee to the Manager and that, in turn, the Manager pays a subadvisory fee to the Subadviser. As

================================================================================

                                                       ADVISORY AGREEMENTS |  63

================================================================================

noted above, the Board considered, among other data, the Fund's performance during the one-, three-, and five-year periods ended December 31, 2010, as compared to the Fund's peer group and noted that the Board reviews at its regularly scheduled meetings information about the Fund's performance results. The Board also considered the performance of the Subadviser. The Board noted the Manager's expertise and resources in monitoring the performance, investment style, and risk-adjusted performance of the Subadviser. The Board was mindful of the Manager's focus on the Subadviser's performance and the explanations of management regarding the factors that contributed to the relative performance of the Fund. The Board also noted the Subadviser's long-term performance record for similar accounts.

CONCLUSIONS -- The Board reached the following conclusions regarding the Subadvisory Agreement, among others: (i) the Subadviser is qualified to manage the Fund's assets in accordance with its investment objectives and policies;
(ii) the Subadviser maintains an appropriate compliance program; (iii) the overall performance of the Fund is reasonable in relation to the performance of funds with a similar investment strategy and to relevant indices; and (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Manager and the Subadviser. Based on its conclusions, the Board determined that approval of the Subadvisory Agreement with respect to the Fund would be in the best interests of the Fund and its shareholders.

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64  | USAA GROWTH AND TAX STRATEGY FUND

================================================================================

TRUSTEES' AND OFFICERS'INFORMATION

TRUSTEES AND OFFICERS OF THE TRUST
--------------------------------------------------------------------------------

The Board of Trustees of the Trust consists of six Trustees. These Trustees and the Trust's Officers supervise the business affairs of the USAA family of funds. The Board of Trustees is responsible for the general oversight of the funds' business and for assuring that the funds are managed in the best interests of each fund's respective shareholders. The Board of Trustees periodically reviews the funds' investment performance as well as the quality of other services provided to the funds and their shareholders by each of the fund's service providers, including USAA Investment Management Company (IMCO) and its affiliates. The term of office for each Trustee shall be 20 years or until the Trustee reaches age 70. All members of the Board of Trustees shall be presented to shareholders for election or re-election, as the case may be, at least once every five years. Vacancies on the Board of Trustees can be filled by the action of a majority of the Trustees, provided that at least two-thirds of the Trustees have been elected by the shareholders.

Set forth below are the Trustees and Officers of the Trust, their respective offices and principal occupations during the last five years, length of time served, and information relating to any other directorships held. Each serves on the Board of Trustees of the USAA family of funds consisting of one registered investment company offering 48 individual funds as of May 31, 2011. Unless otherwise indicated, the business address of each is 9800 Fredericksburg Road, San Antonio, TX 78288.

If you would like more information about the funds' Trustees, you may call (800) 531-USAA (8722) to request a free copy of the funds' statement of additional information (SAI).

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  65

================================================================================

INTERESTED TRUSTEE(1)
--------------------------------------------------------------------------------

CHRISTOPHER W. CLAUS(2, 4)
Trustee, President, and Vice Chair of the Board of Trustees
Born: December 1960
Year of Election or Appointment: 2001

Chair of the Board of Directors, IMCO (11/04-present); President, IMCO (2/08-10/09); Chief Investment Officer, IMCO (2/07-2/08); President and Chief Executive Officer, IMCO (2/01-2/07); Chair of the Board of Directors, USAA Financial Advisors, Inc. (FAI) (1/07-present); President, FAI (12/07-10/09); President, Financial Advice and Solutions Group (FASG) USAA (9/09-present); President, Financial Services Group, USAA (1/07-9/09). Mr. Claus serves as Chair of the Board of Directors of USAA Shareholder Account Services (SAS), USAA Financial Planning Services Insurance Agency, Inc. (FPS), and FAI. He also serves as Vice Chair for USAA Life Insurance Company (USAA Life).

NON-INTERESTED (INDEPENDENT) TRUSTEES
--------------------------------------------------------------------------------

BARBARA B. DREEBEN(3, 4, 5, 6)
Trustee
Born: June 1945
Year of Election or Appointment: 1994

President, Postal Addvantage (7/92-present), a postal mail list management service. Mrs. Dreeben holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

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66  | USAA GROWTH AND TAX STRATEGY FUND

================================================================================

ROBERT L. MASON, PH.D.(3, 4, 5, 6)
Trustee
Born: June 1946
Year of Election or Appointment: 1997

Institute Analyst, Southwest Research Institute (3/02-present), which focuses in the fields of technological research. Dr. Mason holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

BARBARA B. OSTDIEK, PH.D.(3, 4, 5, 6, 7)
Trustee
Born: March 1964
Year of Election or Appointment: 2007

Academic Director of the El Paso Corporation Finance Center at Jesse H. Jones Graduate School of Management at Rice University (7/02-present); Associate Professor of Finance at Jesse H. Jones Graduate School of Management at Rice University (7/01-present). Dr. Ostdiek holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

MICHAEL F. REIMHERR(3, 4, 5, 6)
Trustee
Born: August 1945
Year of Election or Appointment: 2000

President of Reimherr Business Consulting (5/95-present), an organization that performs business valuations of large companies to include the development of annual business plans, budgets, and internal financial reporting. Mr. Reimherr holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  67

================================================================================

RICHARD A. ZUCKER(2, 3, 4, 5, 6)
Trustee and Chair of the Board of Trustees
Born: July 1943
Year of Election or Appointment: 1992(+)

Vice President, Beldon Roofing Company (7/85-present). Mr. Zucker holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

   (1) Indicates the Trustee is an employee of IMCO or affiliated companies and is considered an "interested person" under the Investment Company Act of 1940.
   (2) Member of Executive Committee
   (3) Member of Audit Committee
   (4) Member of Pricing and Investment Committee
   (5) Member of Corporate Governance Committee
   (6) The address for all non-interested trustees is that of the USAA Funds, P.O. Box 659430, San Antonio, TX 78265-9430.
   (7) Dr. Ostdiek was appointed the Audit Committee Financial Expert for the Funds' Board in November 2008.
   (+) Mr. Zucker was elected as Chair of the Board in 2005.

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68  | USAA GROWTH AND TAX STRATEGY FUND

================================================================================

INTERESTED OFFICERS(1)
--------------------------------------------------------------------------------

DANIEL S. McNAMARA
Vice President
Born: June 1966
Year of Appointment: 2009

President and Director, IMCO, FAI, FPS, and SAS (10/09-present); President, Banc of America Investment Advisors (9/07-9/09); Managing Director, Planning and Financial Products Group, Bank of America (9/01-9/09).

R. MATTHEW FREUND
Vice President
Born: July 1963
Year of Appointment: 2010

Senior Vice President, Investment Portfolio Management, IMCO (3/10-present); Vice President, Fixed Income Investments, IMCO (2/04-3/10). Mr. Freund also serves as a Director for SAS.

JOHN P. TOOHEY
Vice President
Born: March 1968
Year of Appointment: 2009

Vice President, Equity Investments, IMCO (2/09-present); Managing Director, AIG Investments (12/00-1/09).

CHRISTOPHER P. LAIA
Secretary
Born: January 1960
Year of Appointment: 2010

Vice President, Financial Advice & Solutions Group General Counsel, USAA (10/08-present); Vice President, Securities Counsel, USAA (6/07-10/08); Assistant Secretary, USAA family of funds (11/08-4/10); General Counsel, Secretary, and Partner, Brown Advisory (6/02-6/07). Mr. Laia also holds the Officer positions of Vice President and Secretary of IMCO and SAS and Vice President and Assistant Secretary of FAI and FPS.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  69

================================================================================

JAMES G. WHETZEL
Assistant Secretary
Born: February 1978
Year of Appointment: 2010

Attorney, Financial Advice & Solutions Group General Counsel, USAA (11/08-present); Reed Smith, LLP, Associate (08/05-11/08).

ROBERTO GALINDO, JR.
Treasurer
Born: November 1960
Year of Appointment: 2008

Assistant Vice President, Portfolio Accounting/Financial Administration, USAA (12/02-present); Assistant Treasurer, USAA family of funds (7/00-2/08).

WILLIAM A. SMITH
Assistant Treasurer
Born: June 1948
Year of Appointment: 2009

Vice President, Senior Financial Officer, and Treasurer, IMCO, FAI, FPS, SAS and USAA Life (2/09-present); Vice President, Senior Financial Officer, USAA (2/07-present); consultant, Robert Half/Accounttemps (8/06-1/07); Chief Financial Officer, California State Automobile Association (8/04-12/05).

JEFFREY D. HILL
Chief Compliance Officer
Born: December 1967
Year of Appointment: 2004

Assistant Vice President, Mutual Funds Compliance, USAA (9/04-present).

   (1) Indicates those Officers who are employees of IMCO or affiliated companies and are considered "interested persons" under the Investment Company Act of 1940.

================================================================================

70  | USAA GROWTH AND TAX STRATEGY FUND

================================================================================

TRUSTEES                               Christopher W. Claus
                                       Barbara B. Dreeben
                                       Robert L. Mason, Ph.D.
                                       Barbara B. Ostdiek, Ph.D.
                                       Michael F. Reimherr
                                       Richard A. Zucker
--------------------------------------------------------------------------------
ADMINISTRATOR,                         USAA Investment Management Company
INVESTMENT ADVISER,                    P.O. Box 659453
UNDERWRITER, AND                       San Antonio, Texas 78265-9825
DISTRIBUTOR
--------------------------------------------------------------------------------
TRANSFER AGENT                         USAA Shareholder Account Services
                                       9800 Fredericksburg Road
                                       San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN AND                          State Street Bank and Trust Company
ACCOUNTING AGENT                       P.O. Box 1713
                                       Boston, Massachusetts 02105
--------------------------------------------------------------------------------
INDEPENDENT                            Ernst & Young LLP
REGISTERED PUBLIC                      100 West Houston St., Suite 1800
ACCOUNTING FIRM                        San Antonio, Texas 78205
--------------------------------------------------------------------------------
MUTUAL FUND                            Under "Products & Services"
SELF-SERVICE 24/7                      click "Investments," then
AT USAA.COM                            "Mutual Funds"

OR CALL                                Under "My Accounts" go to
(800) 531-USAA                         "Investments." View account balances,
        (8722)                         or click "I want to...," and select
                                       the desired action.
--------------------------------------------------------------------------------

Copies of the Manager's proxy voting policies and procedures, approved by the Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 531-USAA (8722); (ii) at USAA.COM; and (iii) on the SEC's Web site at HTTP://WWW.SEC.GOV. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) at USAA.COM; and (ii) on the SEC's Web site at HTTP://WWW.SEC.GOV.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These Forms N-Q are available at no charge (i) by calling (800) 531-USAA (8722); (ii) at USAA.COM; and (iii) on the SEC's Web site at HTTP://WWW.SEC.GOV. These Forms N-Q also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) 732-0330.

================================================================================

       USAA
       9800 Fredericksburg Road                             --------------
       San Antonio, TX 78288                                   PRSRT STD
                                                             U.S. Postage
                                                                 PAID
                                                                 USAA
                                                            --------------
>> SAVE PAPER AND FUND COSTS
   At USAA.COM click: MY DOCUMENTS
   Set preferences to USAA DOCUMENTS ONLINE.

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   =============================================================================
   23403-0711                                (C)2011, USAA. All rights reserved.




ITEM 2.  CODE OF ETHICS.

On September 22, 2010, the Board of Trustees of USAA Mutual Funds Trust approved a Code of Ethics (Sarbanes Code) applicable solely to its senior financial officers, including its principal executive officer (President), as defined under the Sarbanes-Oxley Act of 2002 and implementing regulations of the Securities and Exchange Commission. A copy of the Sarbanes Code is attached as an Exhibit to this Form N-CSR.

No waivers (explicit or implicit) have been granted from a provision of the Sarbanes Code.



ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

On November 18, 2008, the Board of Trustees of USAA Mutual Funds Trust designated Dr. Barbara B. Ostdiek, Ph.D. as the Board's audit committee financial expert. Dr. Ostdiek has served as an Associate Professor of Management at Rice University since 2001. Dr. Ostdiek also has served as an Academic Director at El Paso Corporation Finance Center since 2002. Dr. Ostdiek is an independent trustee who serves as a member of the Audit Committee, Pricing and Investment Committee and the Corporate Governance Committee of the Board of Trustees of USAA Mutual Funds Trust.



ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) AUDIT FEES. The Registrant, USAA Mutual Funds Trust, consists of 48 funds in all. Only 10 funds of the Registrant have a fiscal year-end of May 31 and are included within this report (the Funds). The aggregate fees accrued or billed by the Registrant's independent auditor, Ernst & Young LLP, for professional services rendered for the audit of the Registrant's annual financial statements and services provided in connection with statutory and regulatory filings by the Registrant for the Funds for fiscal years ended
May 31, 2011 and 2010 were $304,929 and $280,916, respectively.

(b) AUDIT RELATED FEE. The aggregate fees accrued or paid to Ernst & Young, LLP by USAA Shareholder Account Services (SAS) for professional services rendered for audit related services related to the annual study of internal controls of the transfer agent for fiscal years ended May 31, 2011 and 2010 were $63,358 and $61,513, respectively. All services were preapproved by the Audit Committee.

(c) TAX FEES. No such fees were billed by Ernst & Young LLP for the review of federal, state and city income and tax returns and excise tax calculations for fiscal years ended May 31, 2011 and 2010.

(d) ALL OTHER FEES. No such fees were billed by Ernst & Young LLP for fiscal years ended May 31, 2011 and 2010.

(e)(1) AUDIT COMMITTEE PRE-APPROVAL POLICY. All audit and non-audit services to be performed for the Registrant by Ernst & Young LLP must be pre-approved by the Audit Committee. The Audit Committee Charter also permits the Chair of the Audit Committee to pre-approve any permissible non-audit service that must be commenced prior to a scheduled meeting of the Audit Committee. All non-audit services were pre-approved by the Audit Committee or its Chair, consistent with the Audit Committee's preapproval procedures.

   (2)  Not applicable.

(f)  Not applicable.

(g) The aggregate non-audit fees billed by Ernst & Young LLP for services rendered to the Registrant and the Registrant's investment adviser, IMCO, and the Funds' transfer agent, SAS, for May 31, 2011 and 2010 were $384,316 and $104,896, respectively.

(h) Ernst & Young LLP provided non-audit services to IMCO in 2011 and 2010 that were not required to be pre-approved by the Registrant's Audit Committee because the services were not directly related to the operations of the Registrant's Funds. The Board of Trustees will consider Ernst & Young LLP's independence and will consider whether the provision of these non-audit services to IMCO is compatible with maintaining Ernst & Young LLP's independence.



ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not Applicable.



ITEM 6.  SCHEDULE OF INVESTMENTS.

Filed as part of the report to shareholders.



ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.



ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.



Item 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not Applicable.



ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The  Corporate   Governance   Committee  selects  and  nominates  candidates for
membership on the Board as independent directors. Currently, there is no procedure for shareholders to recommend candidates to serve on the Board.



ITEM 11.  CONTROLS AND PROCEDURES

The principal executive officer and principal financial officer of USAA Mutual Funds Trust (Trust) have concluded that the Trust's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Trust in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

There were no significant changes or corrective actions with regard to significant deficiencies or material weaknesses in the Trust's internal controls or in other factors that could significantly affect the Trust's internal controls subsequent to the date of their evaluation. The only change to the procedures was to document the annual disclosure controls and procedures established for the new section of the shareholder reports detailing the factors considering by the Trust's Board in approving the Trust's advisory agreements.



ITEM 12.  EXHIBITS.

(a)(1). Code of Ethics pursuant to Item 2 of Form N-CSR is filed hereto exactly as set forth below:



                                 CODE OF ETHICS
                         FOR PRINCIPAL EXECUTIVE OFFICER
                          AND SENIOR FINANCIAL OFFICERS

                             USAA MUTUAL FUNDS TRUST

I.       PURPOSE OF THE CODE OF ETHICS

         USAA Mutual Funds Trust (the Trust or the Funds) has adopted this code of ethics (the Code) to comply with Section 406 of the Sarbanes-Oxley Act of 2002 (the Act) and implementing regulations of the Securities and Exchange Commission (SEC). The Code applies to the Trust's Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer (each a Covered Officer), as detailed in Appendix A.

         The purpose of the Code is to promote:
              - honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between the Covered Officers' personal and professional relationships;
              - full, fair, accurate, timely and understandable disclosure in reports and documents that the Trust files with, or submits to, the SEC and in other public communications made by the Trust;
              - compliance with applicable laws and governmental rules and regulations;
              - prompt internal reporting of violations of the Code to the Chief Legal Officer of the Trust, the President of the Trust (if the violation concerns the Treasurer), the CEO of USAA, and if deemed material to the Funds' financial condition or reputation, the Chair of the Trust's Board of Trustees; and
              -   accountability for adherence to the Code.

         Each Covered Officer should adhere to a high standard of business ethics and should be sensitive to actual and apparent conflicts of interest.

II.      CONFLICTS OF INTEREST

         A.  DEFINITION OF A CONFLICT OF INTEREST.

         A conflict of interest exists when a Covered Officer's private interest influences, or reasonably appears to influence, the Covered Officer's judgment or ability to act in the best interests of the Funds and their shareholders. For example, a conflict of interest could arise if a Covered Officer, or an immediate family member, receives personal benefits as a result of his or her position with the Funds.

         Certain conflicts of interest arise out of relationships between Covered Officers and the Funds and are already subject to conflict of interest provisions in the Investment Company Act of 1940 (the 1940 Act) and the
Investment Advisers Act of 1940 (the Advisers Act). For example, Covered Officers may not individually engage in certain transactions with the Funds because of their status as "affiliated persons" of the Funds. The USAA Funds' and USAA Investment Management Company's (IMCO) compliance programs and procedures are designed to prevent, or identify and correct, violations of these provisions. This Code does not, and is not intended to, repeat or replace these programs and procedures, and such conflicts fall outside of the parameters of this Code.

         Although typically not presenting an opportunity for improper personal benefit, conflicts could arise from, or as a result of, the contractual relationships between the Funds and IMCO of which the Covered Officers are also officers or employees. As a result, this Code recognizes that the Covered Officers will, in the normal course of their duties (whether formally for the Funds or for IMCO, or for both), be involved in establishing policies and implementing decisions that will have different effects on IMCO and the Funds. The participation of Covered Officers in such activities is inherent in the contractual relationship between the Funds and IMCO and is consistent with the performance by the Covered Officers of their duties as officers of the Funds. Thus, if performed in compliance with the provisions of the 1940 Act and the Advisers Act, such activities will be deemed to have been handled ethically.

         B. GENERAL RULE. Covered Officers Should Avoid Actual and Apparent Conflicts of Interest.

         Conflicts of interest, other than the conflicts described in the two preceding paragraphs, are covered by the Code. The following list provides examples of conflicts of interest under the Code, but Covered Officers should keep in mind that these examples are not exhaustive. The overarching principle is that the personal interest of a Covered Officer should not be placed improperly before the interest of the Funds and their shareholders.

         Each Covered Officer must not engage in conduct that constitutes an actual conflict of interest between the Covered Officer's personal interest and the interests of the Funds and their shareholders. Examples of actual conflicts of interest are listed below but are not exclusive. Each Covered Officer must not:

         - use his personal influence or personal relationships improperly to influence investment decisions or financial reporting by the Funds whereby the Covered Officer would benefit personally to the detriment of the Funds and their shareholders;
         - cause the Funds to take action, or fail to take action, for the individual personal benefit of the Covered Officer rather than the benefit of the Funds and their shareholders.
         - accept gifts, gratuities, entertainment or any other benefit from any person or entity that does business or is seeking to do business with the Funds DURING CONTRACT NEGOTIATIONS.
         - accept gifts, gratuities, entertainment or any other benefit with a market value over $100 per person, per year, from or on behalf of any person or entity that does, or seeks to do, business with or on behalf of the Funds.
              - EXCEPTION. Business-related entertainment such as meals, and tickets to sporting or theatrical events, which are infrequent and not lavish are excepted from this prohibition. Such entertainment must be appropriate as to time and place, reasonable and customary in nature, modest in cost and value, incidental to the business, and not so frequent as to raise any question of impropriety (Customary Business Entertainment).

         Certain situations that could present the appearance of a conflict of interest should be discussed with, and approved by, or reported to, an appropriate person. Examples of these include:

         - service as a director on the board or an officer of any public or private company, other than a USAA company or the Trust, must be approved by the USAA Funds' and Investment Code of Ethics Committee and reported to the Trust.
         - the receipt of any non-nominal (I.E., valued over $25) gifts from any person or entity with which a Trust has current or prospective business dealings must be reported to the Chief Legal Officer. For purposes of this Code, the individual holding the title of Secretary of the Trust shall be considered the Chief Legal Officer of the Trust.
         - the receipt of any business-related entertainment from any person or entity with which the Funds have current or prospective business dealings must be approved in advance by the Chief Legal Officer unless such entertainment qualifies as Customary Business Entertainment.
         - any ownership interest in, or any consulting or employment relationship with, any of the Trust's service providers, other than IMCO or any other USAA company, must be approved by the CEO of USAA and reported to the Trust's Board.
         - any material direct or indirect financial interest in commissions, transaction charges or spreads paid by the Funds for effecting portfolio transactions or for selling or redeeming shares other than an interest arising from the Covered Officer's employment, such as compensation or equity ownership should be approved by the CEO of USAA and reported to the Trust's Board.

III.     DISCLOSURE AND COMPLIANCE REQUIREMENTS

            - Each Covered Officer should familiarize himself with the disclosure requirements applicable to the Funds, and the procedures and policies implemented to promote full, fair, accurate, timely and understandable disclosure by the Trust.
            - Each Covered Officer should not knowingly misrepresent, or cause others to misrepresent, facts about the Funds to others, whether within or outside the Funds, including to the Funds' Trustees and auditors, and to government regulators and self-regulatory organizations.
            - Each Covered Officer should, to the extent appropriate within his area of responsibility, consult with other officers and employees of the Funds and IMCO with the goal of promoting full, fair, accurate, timely and understandable disclosure in the reports and documents filed by the Trust with, or submitted to, the SEC, and in other public communications made by the Funds.
            - Each Covered Officer is responsible for promoting compliance with the standards and restrictions imposed by applicable laws, rules and regulations, and promoting compliance with the USAA Funds' and IMCO's operating policies and procedures.
            - A Covered Officer should not retaliate against any person who reports a potential violation of this Code in good faith.
            - A Covered Officer should notify the Chief Legal Officer promptly if he knows of any violation of the Code. Failure to do so itself is a violation of this Code.

IV.      REPORTING AND ACCOUNTABILITY

         A. INTERPRETATION OF THE CODE. The Chief Legal Officer of the Trust is responsible for applying this Code to specific situations in which questions are presented under it and has the authority to interpret the Code in any particular situation. The Chief Legal Officer should consult, if appropriate, the USAA Funds' outside counsel or counsel for the Independent Trustees. However, any approvals or waivers sought by a Covered Officer will be reported initially to the CEO of USAA and will be considered by the Trust's Board of Trustees.

         B.       REQUIRED REPORTS

                  -  EACH COVERED OFFICER MUST:
                     - Upon adoption of the Code, affirm in writing to the Board that he has received, read and understands the Code.
                     - Annually thereafter affirm to the Chief Legal Officer that he has complied with the requirements of the Code.

                  -  THE CHIEF LEGAL OFFICER MUST:
                     - report to the Board about any matter or situation submitted by a Covered Officer for interpretation under the Code, and the advice given by the Chief Legal Officer;
                     - report annually to the Board and the Corporate Governance Committee describing any issues that arose under the Code, or informing the Board and Corporate Governance Committee that no reportable issues occurred during the year.

         C.       INVESTIGATION PROCEDURES

         The Funds will follow these procedures in investigating and enforcing this Code:

         - INITIAL COMPLAINT. All complaints or other inquiries concerning potential violations of the Code must be reported to the Chief Legal Officer. The Chief Legal Officer shall be responsible for documenting any complaint. The Chief Legal Officer also will report immediately to the President of the Trust (if the complaint involves the Treasurer), the CEO of USAA and the Chair of the Trust's Audit Committee (if the complaint involves the President) any material potential violations that could have a material effect on the Funds' financial condition or reputation. For all other complaints, the Chief Legal Officer will report quarterly to the Board.
         - INVESTIGATIONS. The Chief Legal Officer will take all appropriate action to investigate any potential violation unless the CEO of USAA directs another person to undertake such investigation. The Chief Legal Officer may utilize USAA's Office of Ethics to do a unified investigation under this Code and USAA's Code of Conduct. The Chief Legal Officer may direct the Trust's outside counsel or the counsel to the Independent Trustees (if any) to participate in any investigation under this Code.
         - STATUS REPORTS. The Chief Legal Officer will provide monthly status reports to the Board about any alleged violation of the Code that could have a material effect on the Funds' financial condition or reputation, and quarterly updates regarding all other alleged violations of the Code.
         - VIOLATIONS OF THE CODE. If after investigation, the Chief Legal Officer, or other investigating person, believes that a violation of the Code has occurred, he will report immediately to the CEO of USAA the nature of the violation, and his recommendation regarding the materiality of the violation. If, in the opinion of the investigating person, the violation could materially affect the Funds' financial condition or reputation, the Chief Legal Officer also will notify the Chair of the Trust's Audit Committee. The Chief Legal Officer will inform, and make a recommendation to, the Board, which will consider what further action is appropriate. Appropriate action could include: (1) review of, and modifications to, the Code or other applicable policies or procedures;
                  (2) notifications to appropriate personnel of IMCO or USAA;
                  (3) dismissal of the Covered Officer; and/or (4) other disciplinary actions including reprimands or fines.
                  - The Board of Trustees understands that Covered Officers also are subject to USAA's Code of Business Conduct. If a violation of this Code also violates USAA's Code of Business Conduct, these procedures do not limit or restrict USAA's ability to discipline such Covered Officer under USAA's Code of Business Conduct. In that event, the Chairman of the Board of Trustees will report to the Board the action taken by USAA with respect to a Covered Officer.

V.       OTHER POLICIES AND PROCEDURES

         This Code shall be the sole code of ethics adopted by the Funds for purposes of Section 406 of the Act and the implementing regulations adopted by the SEC applicable to registered investment companies. If other policies and procedures of the Trust, IMCO, or other service providers govern or purport to govern the behavior or activities of Covered Officers, they are superseded by this Code to the extent that they overlap, conflict with, or are more lenient than the provisions of this Code. The Investment Code of Ethics (designated to address 1940 Act and Advisers Act requirements) and IMCO's more detailed compliance policies and procedures (including its Insider Trading Policy) are separate requirements applying to Covered Officers and other IMCO employees, and are not part of this Code. Also, USAA's Code of Conduct imposes separate requirements on Covered Officers and all employees of USAA, and also is not part of this Code.

VI.      AMENDMENTS

         Any amendment to this Code, other than amendments to Appendix A, must be approved or ratified by majority vote of the Board of Trustees.

VII.     CONFIDENTIALITY AND DOCUMENT RETENTION

         The Chief Legal Officer shall retain material investigation documents and reports required to be prepared under the Code for six years from the date of the resolution of any such complaint. All reports and records prepared or maintained pursuant to this Code will be considered confidential and shall be maintained and protected accordingly. Except as otherwise required by law or this Code, such matters shall not be disclosed to anyone other than the Trust's Board of Trustees and counsel for the Independent Trustees (if any), the Trust and its counsel, IMCO, and other personnel of USAA as determined by the Trust's Chief Legal Officer or the Chair of the Trust's Board of Trustees.






Approved and adopted by IMCO's Code of Ethics Committee: June 12, 2003.

Approved and adopted by the Boards of Directors/Trustees of USAA Mutual Fund, Inc., USAA Tax-Exempt Fund, Inc., USAA Investment Trust & USAA State Tax-Free
Trust: June 25, 2003.

Approved  and adopted by the Board of Trustees  of USAA Life  Investment  Trust:
August 20, 2003.

Approved and adopted as amended by IMCO's Code of Ethics Committee: August 15, 2005.

Approved and adopted as amended by the Boards of Directors/Trustees of USAA Mutual Fund, Inc., USAA Tax-Exempt Fund, Inc., USAA Investment Trust & USAA State Tax-Free Trust: September 14, 2005.

Approved and adopted as amended by the Board of Trustees of USAA Life Investment
Trust: December 8, 2005.

Approved and adopted as amended by IMCO's Code of Ethics Committee: August 16, 2006.

Approved  and  adopted by the Board of  Trustees  of USAA  Mutual  Funds  Trust:
September 13, 2006.

Approved and adopted by IMCO's Code of Ethics Committee:  August 28, 2007.

Approved and adopted by the Investment Code of Ethics Committee: August 29,
2008.

Approved and adopted as amended by the Board of Trustees of USAA Mutual Funds
Trust:  September 19, 2008.

Approved and adopted by the Investment Code of Ethics Committee:  August 17,
2009.

Approved and adopted by the Board of Trustees of USAA Mutual Funds Trust:
September 24, 2009.

Approved and adopted by the Investment Code of Ethics Committee:
August 31, 2010.

Approved and adopted by the Board of Trustees of USAA Mutual Funds Trust:
September 22, 2010.

           APPENDIX A
                                COVERED OFFICERS




PRESIDENT
TREASURER

(a)(2). Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(a)(3). Not Applicable.

(b). Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b))is filed and attached hereto as Exhibit 99.906CERT.
















SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Registrant:  USAA MUTUAL FUNDS TRUST, Period Ended May 31, 2011

By:*     /s/ Christopher P. Laia
         --------------------------------------------------------------
         Signature and Title:  Christopher P. Laia, Secretary

Date:    08/01/2011
         ------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:*     /s/ Christopher W. Claus
         -----------------------------------------------------
         Signature and Title:  Christopher W. Claus, President

Date:    08/01/2011
         ------------------------------


By:*     /s/ Roberto Galindo, Jr.
         -----------------------------------------------------
         Signature and Title:  Roberto Galindo, Jr., Treasurer

Date:    08/01/2011
         ------------------------------
*Print the name and title of each signing officer under his or her signature.